KPMG

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2010

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo center
90 south Seventh Street
Minneapolis, MN 55403

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 24, 2011

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”). A Swiss entity

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Growth Fund	AZL Allianz AGIC Opportunity Fund

Assets:
Investments at Net Asset Value	$ 216	$ 98	$ 33	$ 1	$ -	$ 4,260
Total Assets	216	98	33	1	-	4,260

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	216	98	33	1	-	4,260

Contract Owners' Equity:
Contracts in Accumulation Period	216	98	33	1	-	4,260
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 216	$ 98	$ 33	$ 1	$ -	$ 4,260

Investment Shares	4	2	3	-	-	325
Investments at Cost	$ 227	$ 128	$ 43	$ 1	$ -	$ 3,662

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund

Assets:
Investments at Net Asset Value	$ -	$ 15,211	$ 16,051	$ 4,455	$ 4,084	$ 16,958
Total Assets	-	15,211	16,051	4,455	4,084	16,958

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	15,211	16,051	4,455	4,084	16,958

Contract Owners' Equity:
Contracts in Accumulation Period	-	15,211	16,051	4,455	4,084	16,955
Contracts in Annuity Payment Period	-	-	-	-	-	3
Total Contract Owners' Equity	$ -	$ 15,211	$ 16,051	$ 4,455	$ 4,084	$ 16,958

Investment Shares	-	1,204	1,161	555	375	1,466
Investments at Cost	$ -	$ 14,079	$ 13,148	$ 3,656	$ 3,529	$ 14,712

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund

Assets:
Investments at Net Asset Value	$ 4,966	$ 7,226	$ 9,254	$ 11,893	$ 48,238	$ 5,168
Total Assets	4,966	7,226	9,254	11,893	48,238	5,168

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,966	7,226	9,254	11,893	48,238	5,168

Contract Owners' Equity:
Contracts in Accumulation Period	4,966	7,226	9,254	11,893	48,238	5,168
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 4,966	$ 7,226	$ 9,254	$ 11,893	$ 48,238	$ 5,168

Investment Shares	516	877	553	1,082	4,417	462
Investments at Cost	$ 4,672	$ 8,347	$ 7,685	$ 11,391	$ 44,901	$ 4,874

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 29,134	$ 100,164	$ 823	$ 35,866	$ 5,112	$ 12,859
Total Assets	29,134	100,164	823	35,866	5,112	12,859

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	29,134	100,164	823	35,866	5,112	12,859

Contract Owners' Equity:
Contracts in Accumulation Period	29,134	100,164	823	35,866	5,112	12,859
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 29,134	$ 100,164	$ 823	$ 35,866	$ 5,112	$ 12,859

Investment Shares	2,870	9,467	81	2,669	365	844
Investments at Cost	$ 30,114	$ 93,244	$ 825	$ 32,871	$ 4,696	$ 11,756

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley International Equity Fund

Assets:
Investments at Net Asset Value	$ 7,414	$ 8,839	$ 121	$ 50,062	$ 3,633	$ 13,331
Total Assets	7,414	8,839	121	50,062	3,633	13,331

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	7,414	8,839	121	50,062	3,633	13,331

Contract Owners' Equity:
Contracts in Accumulation Period	7,414	8,839	121	50,010	3,633	13,331
Contracts in Annuity Payment Period	-	-	-	52	-	-
Total Contract Owners' Equity	$ 7,414	$ 8,839	$ 121	$ 50,062	$ 3,633	$ 13,331

Investment Shares	780	622	7	50,062	404	853
Investments at Cost	$ 7,162	$ 7,192	$ 114	$ 50,062	$ 3,059	$ 13,019

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Assets:
Investments at Net Asset Value	$ 17,409	$ 14,825	$ 2,255	$ 13,963	$ 5,727	$ 2,310
Total Assets	17,409	14,825	2,255	13,963	5,727	2,310

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	17,409	14,825	2,255	13,963	5,727	2,310

Contract Owners' Equity:
Contracts in Accumulation Period	17,409	14,825	2,255	13,963	5,727	2,310
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 17,409	$ 14,825	$ 2,255	$ 13,963	$ 5,727	$ 2,310

Investment Shares	1,217	1,714	257	1,598	578	233
Investments at Cost	$ 14,092	$ 12,878	$ 1,047	$ 11,138	$ 4,842	$ 2,004

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Growth and Income Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Franklin Global Real Estate Securities Fund

Assets:
Investments at Net Asset Value	$ 16,170	$ 4,630	$ 62,440	$ 2,237	$ 278	$ 5,284
Total Assets	16,170	4,630	62,440	2,237	278	5,284

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	16,170	4,630	62,440	2,237	278	5,284

Contract Owners' Equity:
Contracts in Accumulation Period	16,170	4,630	62,440	2,237	278	5,251
Contracts in Annuity Payment Period	-	-	-	-	-	33
Total Contract Owners' Equity	$ 16,170	$ 4,630	$ 62,440	$ 2,237	$ 278	$ 5,284

Investment Shares	1,353	433	4,309	203	23	406
Investments at Cost	$ 14,100	$ 4,459	$ 57,043	$ 2,084	$ 235	$ 7,910

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund

Assets:
Investments at Net Asset Value	$ 18,356	$ 16,429	$ 44,313	$ 5,905	$ 19,675	$ 2,095
Total Assets	18,356	16,429	44,313	5,905	19,675	2,095

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	18,356	16,429	44,313	5,905	19,675	2,095

Contract Owners' Equity:
Contracts in Accumulation Period	18,156	16,419	44,030	5,893	19,519	2,095
Contracts in Annuity Payment Period	200	10	283	12	156	-
Total Contract Owners' Equity	$ 18,356	$ 16,429	$ 44,313	$ 5,905	$ 19,675	$ 2,095

Investment Shares	1,564	2,525	2,966	394	1,034	128
Investments at Cost	$ 23,191	$ 15,820	$ 42,738	$ 6,074	$ 15,780	$ 1,769

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund

Assets:
Investments at Net Asset Value	$ 5,065	$ 12,994	$ 31,959	$ -	$ 203	$ 55
Total Assets	5,065	12,994	31,959	-	203	55

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	5,065	12,994	31,959	-	203	55

Contract Owners' Equity:
Contracts in Accumulation Period	5,004	12,994	31,948	-	203	55
Contracts in Annuity Payment Period	61	-	11	-	-	-
Total Contract Owners' Equity	$ 5,065	$ 12,994	$ 31,959	$ -	$ 203	$ 55

Investment Shares	230	1,685	2,420	-	9	2
Investments at Cost	$ 4,332	$ 11,741	$ 31,416	$ -	$ 226	$ 50

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Invesco Van Kampen LIT Capital Growth Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund

Assets:
Investments at Net Asset Value	$ 4	$ 313	$ -	$ 13	$ 23,120	$ 22,333
Total Assets	4	313	-	13	23,120	22,333

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4	313	-	13	23,120	22,333

Contract Owners' Equity:
Contracts in Accumulation Period	4	313	-	13	23,088	22,304
Contracts in Annuity Payment Period	-	-	-	-	32	29
Total Contract Owners' Equity	$ 4	$ 313	$ -	$ 13	$ 23,120	$ 22,333

Investment Shares	-	14	-	1	1,107	1,396
Investments at Cost	$ 4	$ 291	$ -	$ 9	$ 20,099	$ 22,020

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 1,080	$ 502	$ 1,462	$ 53	$ 15,279
Total Assets	-	1,080	502	1,462	53	15,279

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	1,080	502	1,462	53	15,279

Contract Owners' Equity:
Contracts in Accumulation Period	-	1,080	502	1,462	53	15,279
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 1,080	$ 502	$ 1,462	$ 53	$ 15,279

Investment Shares	-	36	236	70	5	1,392
Investments at Cost	$ -	$ 924	$ 736	$ 1,326	$ 52	$ 15,051

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Assets:
Investments at Net Asset Value	$ 10,195	$ 19,004	$ 6,088	$ 13,567	$ 11,969	$ 19,926
Total Assets	10,195	19,004	6,088	13,567	11,969	19,926

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	10,195	19,004	6,088	13,567	11,969	19,926

Contract Owners' Equity:
Contracts in Accumulation Period	10,195	19,004	6,088	13,567	11,969	19,926
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 10,195	$ 19,004	$ 6,088	$ 13,567	$ 11,969	$ 19,926

Investment Shares	1,131	1,404	451	1,067	1,544	1,516
Investments at Cost	$ 9,804	$ 18,639	$ 6,000	$ 13,001	$ 11,333	$ 19,320

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund

Assets:
Investments at Net Asset Value	$ 49,034	$ 8	$ 740	$ 236	$ -	$ -
Total Assets	49,034	8	740	236	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	49,034	8	740	236	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	49,034	8	740	236	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 49,034	$ 8	$ 740	$ 236	$ -	$ -

Investment Shares	4,425	-	91	46	-	-
Investments at Cost	$ 48,687	$ 6	$ 882	$ 321	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 13,117	$ 20,998	$ 17,576	$ 966,664
Total Assets	13,117	20,998	17,576	966,664

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-
Total Liabilities	-	-	-	-
Net Assets:	13,117	20,998	17,576	966,664

Contract Owners' Equity:
Contracts in Accumulation Period	13,080	20,998	17,549	965,718
Contracts in Annuity Payment Period	37	-	27	946
Total Contract Owners' Equity	$ 13,117	$ 20,998	$ 17,576	$ 966,664

Investment Shares	905	1,074	1,589	126,807
Investments at Cost	$ 12,517	$ 18,609	$ 18,875	$ 912,644

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Growth Fund	AZL Allianz AGIC Opportunity Fund
					(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ 1	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	3	2	1	-	20	107
Investment Income (Loss), Net	(2)	(1)	(1)	-	(20)	(107)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(2)	(15)	(4)	-	(86)	58
Realized Gains (Losses) on Investments, Net	(2)	(15)	(4)	-	(86)	58
Net Change in Unrealized Appreciation
(Depreciation) on Investments	29	26	11	-	-	597
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	27	11	7	-	(86)	655
Net Increase (Decrease) in Net Assets From Operations	$ 25	$ 10	$ 6	$ -	$ (106)	$ 548

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund
	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 15	$ -	$ 7	$ 24	$ 11	$ 389

Expenses:
Mortality and Expense Risk and Administrative Charges	10	195	306	76	73	355
Investment Income (Loss), Net	5	(195)	(299)	(52)	(62)	34
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	23	-	138	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	38	47	252	78	40	164
Realized Gains (Losses) on Investments, Net	61	47	390	78	40	164
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	1,042	2,078	660	759	1,296
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	61	1,089	2,468	738	799	1,460
Net Increase (Decrease) in Net Assets From Operations	$ 66	$ 894	$ 2,169	$ 686	$ 737	$ 1,494

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 17	$ 73	$ 65	$ 185	$ 1,067	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	98	149	197	98	762	52
Investment Income (Loss), Net	(81)	(76)	(132)	87	305	(52)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	52	-	2
Realized Gains (Losses) on Sales of Investments, Net	(84)	(225)	91	44	204	84
Realized Gains (Losses) on Investments, Net	(84)	(225)	91	96	204	86
Net Change in Unrealized Appreciation
(Depreciation) on Investments	916	787	1,748	498	2,785	294
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	832	562	1,839	594	2,989	380
Net Increase (Decrease) in Net Assets From Operations	$ 751	$ 486	$ 1,707	$ 681	$ 3,294	$ 328

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco International Equity Fund
			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 479	$ 1,374	$ 5	$ -	$ 27	$ 56

Expenses:
Mortality and Expense Risk and Administrative Charges	675	1,399	1	301	76	271
Investment Income (Loss), Net	(196)	(25)	4	(301)	(49)	(215)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	64	-
Realized Gains (Losses) on Sales of Investments, Net	(608)	278	-	52	23	(71)
Realized Gains (Losses) on Investments, Net	(608)	278	-	52	87	(71)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,494	7,376	(2)	2,870	427	1,431
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,886	7,654	(2)	2,922	514	1,360
Net Increase (Decrease) in Net Assets From Operations	$ 2,690	$ 7,629	$ 2	$ 2,621	$ 465	$ 1,145

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley International Equity Fund
			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 40	$ 12	$ -	$ 4	$ 103	$ 58

Expenses:
Mortality and Expense Risk and Administrative Charges	160	198	-	1,020	100	302
Investment Income (Loss), Net	(120)	(186)	-	(1,016)	3	(244)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	73
Realized Gains (Losses) on Sales of Investments, Net	(37)	531	-	-	660	(71)
Realized Gains (Losses) on Investments, Net	(37)	531	-	-	660	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	859	312	7	-	178	685
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	822	843	7	-	838	687
Net Increase (Decrease) in Net Assets From Operations	$ 702	$ 657	$ 7	$ (1,016)	$ 841	$ 443

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 190	$ 17	$ 73	$ 30	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	316	285	30	305	115	41
Investment Income (Loss), Net	(316)	(95)	(13)	(232)	(85)	(41)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	30	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	88	312	126	1,132	240	64
Realized Gains (Losses) on Investments, Net	88	342	126	1,132	240	64
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,868	1,382	112	442	929	431
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,956	1,724	238	1,574	1,169	495
Net Increase (Decrease) in Net Assets From Operations	$ 3,640	$ 1,629	$ 225	$ 1,342	$ 1,084	$ 454

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Growth and Income Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Franklin Global Real Estate Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 164	$ 38	$ 656	$ 18	$ 3	$ 146

Expenses:
Mortality and Expense Risk and Administrative Charges	232	100	741	49	5	91
Investment Income (Loss), Net	(68)	(62)	(85)	(31)	(2)	55
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	356	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	108	(199)	382	(25)	1	(431)
Realized Gains (Losses) on Investments, Net	108	(199)	738	(25)	1	(431)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,295	564	3,671	230	27	1,248
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,403	365	4,409	205	28	817
Net Increase (Decrease) in Net Assets From Operations	$ 1,335	$ 303	$ 4,324	$ 174	$ 26	$ 872

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 639	$ 887	$ 2,885	$ 55	$ 325	$ 15

Expenses:
Mortality and Expense Risk and Administrative Charges	259	254	807	97	318	39
Investment Income (Loss), Net	380	633	2,078	(42)	7	(24)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(773)	71	(106)	(69)	261	10
Realized Gains (Losses) on Investments, Net	(773)	71	(106)	(69)	261	10
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,832	779	2,387	644	2,967	460
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,059	850	2,281	575	3,228	470
Net Increase (Decrease) in Net Assets From Operations	$ 2,439	$ 1,483	$ 4,359	$ 533	$ 3,235	$ 446

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund
				(F)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 268	$ 1,021	$ 401	$ 1	$ 1

Expenses:
Mortality and Expense Risk and Administrative Charges	73	251	539	89	3	1
Investment Income (Loss), Net	(73)	17	482	312	(2)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	1	-	150	-	-
Realized Gains (Losses) on Sales of Investments, Net	(4)	(76)	159	(618)	(6)	-
Realized Gains (Losses) on Investments, Net	(4)	(75)	159	(468)	(6)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,130	1,001	368	79	32	5
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,126	926	527	(389)	26	5
Net Increase (Decrease) in Net Assets From Operations	$ 1,053	$ 943	$ 1,009	$ (77)	$ 24	$ 5

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Invesco Van Kampen LIT Capital Growth Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund
		(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ 290	$ 351

Expenses:
Mortality and Expense Risk and Administrative Charges	-	4	-	-	429	444
Investment Income (Loss), Net	-	(4)	-	-	(139)	(93)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	2	-	337	(232)
Realized Gains (Losses) on Investments, Net	-	-	2	-	337	(232)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	22	(3)	1	1,853	2,192
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	22	(1)	1	2,190	1,960
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 18	$ (1)	$ 1	$ 2,051	$ 1,867

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio
	(D)				(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 25	$ 16	$ 16	$ 16	$ -	$ 829

Expenses:
Mortality and Expense Risk and Administrative Charges	25	24	8	31	-	201
Investment Income (Loss), Net	-	(8)	8	(15)	-	628
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	582	14	49	(4)	-	95
Realized Gains (Losses) on Investments, Net	582	14	49	(4)	-	95
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(257)	128	(10)	197	1	265
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	325	142	39	193	1	360
Net Increase (Decrease) in Net Assets From Operations	$ 325	$ 134	$ 47	$ 178	$ 1	$ 988

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 986	$ 564	$ 128	$ 298	$ 623	$ 224

Expenses:
Mortality and Expense Risk and Administrative Charges	159	237	104	100	178	332
Investment Income (Loss), Net	827	327	24	198	445	(108)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	167	-	139	31	-	169
Realized Gains (Losses) on Sales of Investments, Net	(212)	214	12	29	530	154
Realized Gains (Losses) on Investments, Net	(45)	214	151	60	530	323
Net Change in Unrealized Appreciation
(Depreciation) on Investments	785	221	90	572	2	535
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	740	435	241	632	532	858
Net Increase (Decrease) in Net Assets From Operations	$ 1,567	$ 762	$ 265	$ 830	$ 977	$ 750

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund
					(D)	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 975	$ -	$ -	$ 2	$ -	$ 26

Expenses:
Mortality and Expense Risk and Administrative Charges	806	-	14	4	2	2
Investment Income (Loss), Net	169	-	(14)	(2)	(2)	24
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,436	-	-	-	-	39
Realized Gains (Losses) on Sales of Investments, Net	560	-	(34)	(4)	11	(385)
Realized Gains (Losses) on Investments, Net	1,996	-	(34)	(4)	11	(346)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(108)	1	203	31	(12)	340
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,888	1	169	27	(1)	(6)
Net Increase (Decrease) in Net Assets From Operations	$ 2,057	$ 1	$ 155	$ 25	$ (3)	$ 18

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 253	$ 220	$ 245	$ 17,933

Expenses:
Mortality and Expense Risk and Administrative Charges	201	290	324	15,966
Investment Income (Loss), Net	52	(70)	(79)	1,967
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	39	-	2,909
Realized Gains (Losses) on Sales of Investments, Net	(71)	265	(522)	3,478
Realized Gains (Losses) on Investments, Net	(71)	304	(522)	6,387
Net Change in Unrealized Appreciation
(Depreciation) on Investments	821	1,524	1,696	69,136
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	750	1,828	1,174	75,523
Net Increase (Decrease) in Net Assets From Operations	$ 802	$ 1,758	$ 1,095	$ 77,490

(A) Period from April 30, 2010 (fund commencement) to December 31, 2010
(B) Period from September 17, 2010 (fund commencement) to December 31, 2010
(C) Period from October 15, 2010 (fund commencement) to December 31, 2010
(D) Period from January 1, 2010 through April 30, 2010 (fund termination)
(E) Period from January 1, 2010 through October 15, 2010 (fund termination)
(F) Period from January 1, 2010 through December 17, 2010 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ (2)	$ (1)	$ (1)	$ (1)	$ (1)
Realized Gains (Losses) on Investments, Net	(2)	(9)	(15)	(47)	(4)	(9)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	29	79	26	95	11	23
Net Increase (Decrease) in Net Assets
From Operations	25	68	10	47	6	13

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(5)	-	-	-	-	-
Surrenders and Terminations	(7)	(12)	(33)	(55)	(9)	(9)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12)	(12)	(33)	(55)	(9)	(9)
Increase (Decrease) in Net Assets	13	56	(23)	(8)	(3)	4
Net Assets at Beginning of Period	203	147	121	129	36	32
Net Assets at End of Period	$ 216	$ 203	$ 98	$ 121	$ 33	$ 36

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2010	2009	2010 (E)	2009 (H)	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (20)	$ -	$ (107)	$ (82)
Realized Gains (Losses) on Investments, Net	-	-	(86)	-	58	(385)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	597	1,735
Net Increase (Decrease) in Net Assets
From Operations	-	-	(106)	-	548	1,268

Contract Transactions-All Products
Purchase Payments	-	-	30	1	199	302
Transfers Between Funds	-	-	108	5	(1,439)	1,590
Surrenders and Terminations	-	-	(38)	-	(262)	(241)
Rescissions	-	-	-	-	(8)	(21)
Bonus (Recapture)	-	-	-	-	1	2
Contract Maintenance Charge	-	-	-	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	100	6	(1,510)	1,631
Increase (Decrease) in Net Assets	-	-	(6)	6	(962)	2,899
Net Assets at Beginning of Period	1	1	6	-	5,222	2,323
Net Assets at End of Period	$ 1	$ 1	$ -	$ 6	$ 4,260	$ 5,222

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2010 (E)	2009 (H)	2010	2009 (H)	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 5	$ 1	$ (195)	$ (29)	$ (299)	$ (107)
Realized Gains (Losses) on Investments, Net	61	-	47	5	390	7
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	1,042	90	2,078	1,418
Net Increase (Decrease) in Net Assets
From Operations	66	1	894	66	2,169	1,318

Contract Transactions-All Products
Purchase Payments	733	222	5,944	913	1,320	2,111
Transfers Between Funds	(1,010)	6	1,422	6,678	(296)	8,593
Surrenders and Terminations	(20)	-	(361)	(387)	(525)	(132)
Rescissions	(13)	-	(45)	-	(1)	(160)
Bonus (Recapture)	13	2	75	13	8	6
Contract Maintenance Charge	-	-	(1)	-	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(297)	230	7,034	7,217	504	10,417
Increase (Decrease) in Net Assets	(231)	231	7,928	7,283	2,673	11,735
Net Assets at Beginning of Period	231	-	7,283	-	13,378	1,643
Net Assets at End of Period	$ -	$ 231	$ 15,211	$ 7,283	$ 16,051	$ 13,378

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2010	2009 (K)	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (66)	$ (52)	$ (23)	$ (62)	$ (44)
Realized Gains (Losses) on Investments, Net	-	(720)	78	(155)	40	(107)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	1,771	660	715	759	686
Net Increase (Decrease) in Net Assets
From Operations	-	985	686	537	737	535

Contract Transactions-All Products
Purchase Payments	-	221	741	1,017	320	643
Transfers Between Funds	-	(4,923)	585	69	332	178
Surrenders and Terminations	-	(171)	(105)	(34)	(126)	(73)
Rescissions	-	(7)	(15)	(23)	-	(6)
Bonus (Recapture)	-	3	5	-	4	3
Contract Maintenance Charge	-	(1)	-	-	(1)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(4,878)	1,211	1,029	529	745
Increase (Decrease) in Net Assets	-	(3,893)	1,897	1,566	1,266	1,280
Net Assets at Beginning of Period	-	3,893	2,558	992	2,818	1,538
Net Assets at End of Period	$ -	$ -	$ 4,455	$ 2,558	$ 4,084	$ 2,818

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Columbia Technology Fund		AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund
	2010	2009 (K)	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (50)	$ 34	$ (186)	$ (81)	$ (49)
Realized Gains (Losses) on Investments, Net	-	(3)	164	(392)	(84)	(310)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	982	1,296	4,112	916	1,164
Net Increase (Decrease) in Net Assets
From Operations	-	929	1,494	3,534	751	805

Contract Transactions-All Products
Purchase Payments	-	547	935	1,837	264	370
Transfers Between Funds	-	(2,823)	59	(614)	843	(30)
Surrenders and Terminations	-	(75)	(665)	(584)	(301)	(313)
Rescissions	-	(61)	-	(95)	-	(7)
Bonus (Recapture)	-	5	13	13	3	9
Contract Maintenance Charge	-	-	(4)	(3)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(2,407)	338	554	808	28
Increase (Decrease) in Net Assets	-	(1,478)	1,832	4,088	1,559	833
Net Assets at Beginning of Period	-	1,478	15,126	11,038	3,407	2,574
Net Assets at End of Period	$ -	$ -	$ 16,958	$ 15,126	$ 4,966	$ 3,407

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund
	2010	2009	2010	2009 (K)	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (76)	$ 52	$ -	$ 33	$ (132)	$ (30)
Realized Gains (Losses) on Investments, Net	(225)	(398)	-	(401)	91	(459)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	787	1,645	-	466	1,748	1,994
Net Increase (Decrease) in Net Assets
From Operations	486	1,299	-	98	1,707	1,505

Contract Transactions-All Products
Purchase Payments	640	599	-	279	558	1,460
Transfers Between Funds	(132)	45	-	(1,125)	297	(482)
Surrenders and Terminations	(241)	(210)	-	(23)	(451)	(191)
Rescissions	-	(103)	-	-	(20)	(91)
Bonus (Recapture)	1	-	-	3	6	9
Contract Maintenance Charge	(1)	(1)	-	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	267	330	-	(866)	389	704
Increase (Decrease) in Net Assets	753	1,629	-	(768)	2,096	2,209
Net Assets at Beginning of Period	6,473	4,844	-	768	7,158	4,949
Net Assets at End of Period	$ 7,226	$ 6,473	$ -	$ -	$ 9,254	$ 7,158
See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2010	2009 (H)	2010	2009	2010	2009 (H)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 87	$ 2	$ 305	$ (40)	$ (52)	$ 2
Realized Gains (Losses) on Investments, Net	96	-	204	127	86	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	498	4	2,785	4,082	294	-
Net Increase (Decrease) in Net Assets
From Operations	681	6	3,294	4,169	328	2

Contract Transactions-All Products
Purchase Payments	9,421	703	16,075	8,121	3,928	62
Transfers Between Funds	1,770	11	4,978	1,794	862	88
Surrenders and Terminations	(613)	-	(1,290)	(756)	(141)	(1)
Rescissions	(132)	-	(249)	(375)	(19)	-
Bonus (Recapture)	46	-	155	84	56	3
Contract Maintenance Charge	-	-	(4)	(3)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10,492	714	19,665	8,865	4,686	152
Increase (Decrease) in Net Assets	11,173	720	22,959	13,034	5,014	154
Net Assets at Beginning of Period	720	-	25,279	12,245	154	-
Net Assets at End of Period	$ 11,893	$ 720	$ 48,238	$ 25,279	$ 5,168	$ 154

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2010	2009	2010	2009	2010 (B)	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (196)	$ (19)	$ (25)	$ (82)	$ 4	$ -
Realized Gains (Losses) on Investments, Net	(608)	(464)	278	(44)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,494	7,059	7,376	6,813	(2)	-
Net Increase (Decrease) in Net Assets
From Operations	2,690	6,576	7,629	6,687	2	-

Contract Transactions-All Products
Purchase Payments	876	2,979	48,960	15,844	502	-
Transfers Between Funds	(866)	(1,025)	6,399	1,291	318	-
Surrenders and Terminations	(1,363)	(1,542)	(2,871)	(591)	-	-
Rescissions	-	(66)	(1,247)	(238)	-	-
Bonus (Recapture)	11	33	353	148	1	-
Contract Maintenance Charge	(5)	(5)	(7)	(4)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,347)	374	51,587	16,450	821	-
Increase (Decrease) in Net Assets	1,343	6,950	59,216	23,137	823	-
Net Assets at Beginning of Period	27,791	20,841	40,948	17,811	-	-
Net Assets at End of Period	$ 29,134	$ 27,791	$ 100,164	$ 40,948	$ 823	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco International Equity Fund
	2010	2009 (H)	2010	2009 (H)	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (301)	$ (27)	$ (49)	$ (8)	$ (215)	$ (42)
Realized Gains (Losses) on Investments, Net	52	2	87	(1)	(71)	(268)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,870	125	427	(11)	1,431	1,718
Net Increase (Decrease) in Net Assets
From Operations	2,621	100	465	(20)	1,145	1,408

Contract Transactions-All Products
Purchase Payments	22,458	1,006	355	63	863	708
Transfers Between Funds	3,865	6,296	2,336	2,030	(644)	6,652
Surrenders and Terminations	(478)	(21)	(111)	(7)	(590)	(196)
Rescissions	(51)	-	-	-	(18)	(83)
Bonus (Recapture)	70	1	1	-	23	2
Contract Maintenance Charge	(1)	-	-	-	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	25,863	7,282	2,581	2,086	(368)	7,082
Increase (Decrease) in Net Assets	28,484	7,382	3,046	2,066	777	8,490
Net Assets at Beginning of Period	7,382	-	2,066	-	12,082	3,592
Net Assets at End of Period	$ 35,866	$ 7,382	$ 5,112	$ 2,066	$ 12,859	$ 12,082

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2010	2009 (K)	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 69	$ (120)	$ (81)	$ (186)	$ (172)
Realized Gains (Losses) on Investments, Net	-	(1,921)	(37)	(162)	531	(189)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	2,339	859	1,351	312	3,377
Net Increase (Decrease) in Net Assets
From Operations	-	487	702	1,108	657	3,016

Contract Transactions-All Products
Purchase Payments	-	92	202	363	484	1,540
Transfers Between Funds	-	(2,550)	14	2,309	(3,289)	2,926
Surrenders and Terminations	-	(72)	(338)	(152)	(393)	(482)
Rescissions	-	-	-	(8)	-	(189)
Bonus (Recapture)	-	1	1	1	7	12
Contract Maintenance Charge	-	(1)	(2)	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(2,530)	(123)	2,512	(3,192)	3,806
Increase (Decrease) in Net Assets	-	(2,043)	579	3,620	(2,535)	6,822
Net Assets at Beginning of Period	-	2,043	6,835	3,215	11,374	4,552
Net Assets at End of Period	$ -	$ -	$ 7,414	$ 6,835	$ 8,839	$ 11,374

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2010 (B)	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (1,016)	$ (1,025)	$ 3	$ (26)
Realized Gains (Losses) on Investments, Net	-	-	-	-	660	(175)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7	-	-	-	178	1,466
Net Increase (Decrease) in Net Assets
From Operations	7	-	(1,016)	(1,025)	841	1,265

Contract Transactions-All Products
Purchase Payments	31	-	45,445	24,061	295	483
Transfers Between Funds	82	-	(28,698)	(25,621)	(2,384)	2,121
Surrenders and Terminations	1	-	(9,060)	(7,129)	(230)	(185)
Rescissions	-	-	(660)	(1,198)	(8)	(31)
Bonus (Recapture)	-	-	466	322	3	3
Contract Maintenance Charge	-	-	(12)	(12)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	114	-	7,481	(9,577)	(2,325)	2,390
Increase (Decrease) in Net Assets	121	-	6,465	(10,602)	(1,484)	3,655
Net Assets at Beginning of Period	-	-	43,597	54,199	5,117	1,462
Net Assets at End of Period	$ 121	$ -	$ 50,062	$ 43,597	$ 3,633	$ 5,117

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Morgan Stanley International Equity Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL NACM International Fund
	2010	2009	2010	2009	2010	2009 (K)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (244)	$ 307	$ (316)	$ (193)	$ -	$ 70
Realized Gains (Losses) on Investments, Net	2	(268)	88	(471)	-	(57)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	685	1,138	3,868	4,291	-	141
Net Increase (Decrease) in Net Assets
From Operations	443	1,177	3,640	3,627	-	154

Contract Transactions-All Products
Purchase Payments	341	444	995	1,193	-	236
Transfers Between Funds	(31)	6,908	1,414	1,769	-	(841)
Surrenders and Terminations	(475)	(434)	(635)	(313)	-	(8)
Rescissions	-	(22)	(18)	(122)	-	-
Bonus (Recapture)	5	5	14	6	-	-
Contract Maintenance Charge	(2)	(1)	(2)	(2)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(162)	6,900	1,768	2,531	-	(613)
Increase (Decrease) in Net Assets	281	8,077	5,408	6,158	-	(459)
Net Assets at Beginning of Period	13,050	4,973	12,001	5,843	-	459
Net Assets at End of Period	$ 13,331	$ 13,050	$ 17,409	$ 12,001	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2010	2009 (K)	2010	2009 (K)	2010	2009 (K)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 40	$ -	$ 52	$ -	$ 272
Realized Gains (Losses) on Investments, Net	-	(847)	-	(818)	-	(114)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	2,563	-	2,463	-	128
Net Increase (Decrease) in Net Assets
From Operations	-	1,756	-	1,697	-	286

Contract Transactions-All Products
Purchase Payments	-	733	-	1,034	-	281
Transfers Between Funds	-	(6,958)	-	(6,391)	-	(1,246)
Surrenders and Terminations	-	(143)	-	(138)	-	(38)
Rescissions	-	(11)	-	(73)	-	(13)
Bonus (Recapture)	-	4	-	5	-	7
Contract Maintenance Charge	-	(1)	-	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(6,376)	-	(5,564)	-	(1,009)
Increase (Decrease) in Net Assets	-	(4,620)	-	(3,867)	-	(723)
Net Assets at Beginning of Period	-	4,620	-	3,867	-	723
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (95)	$ (135)	$ (13)	$ (19)	$ (232)	$ (213)
Realized Gains (Losses) on Investments, Net	342	(322)	126	60	1,132	(113)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,382	2,281	112	910	442	5,023
Net Increase (Decrease) in Net Assets
From Operations	1,629	1,824	225	951	1,342	4,697

Contract Transactions-All Products
Purchase Payments	1,121	2,193	1	-	1,034	926
Transfers Between Funds	(1,009)	4,741	(16)	(9)	(1,938)	3,862
Surrenders and Terminations	(439)	(203)	(201)	(118)	(687)	(478)
Rescissions	(56)	(201)	-	-	(1)	(113)
Bonus (Recapture)	7	18	-	-	20	7
Contract Maintenance Charge	(3)	(2)	(1)	(1)	(2)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(379)	6,546	(217)	(128)	(1,574)	4,202
Increase (Decrease) in Net Assets	1,250	8,370	8	823	(232)	8,899
Net Assets at Beginning of Period	13,575	5,205	2,247	1,424	14,195	5,296
Net Assets at End of Period	$ 14,825	$ 13,575	$ 2,255	$ 2,247	$ 13,963	$ 14,195

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2010	2009 (K)	2010	2009	2010	2009 (K)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 10	$ (85)	$ (89)	$ -	$ 87
Realized Gains (Losses) on Investments, Net	-	44	240	(208)	-	822
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	341	929	1,205	-	227
Net Increase (Decrease) in Net Assets
From Operations	-	395	1,084	908	-	1,136

Contract Transactions-All Products
Purchase Payments	-	256	448	672	-	4,114
Transfers Between Funds	-	(1,214)	(857)	812	-	(6,766)
Surrenders and Terminations	-	(129)	(198)	(242)	-	(30)
Rescissions	-	-	-	(30)	-	(22)
Bonus (Recapture)	-	3	7	5	-	38
Contract Maintenance Charge	-	-	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(1,084)	(601)	1,216	-	(2,666)
Increase (Decrease) in Net Assets	-	(689)	483	2,124	-	(1,530)
Net Assets at Beginning of Period	-	689	5,244	3,120	-	1,530
Net Assets at End of Period	$ -	$ -	$ 5,727	$ 5,244	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2010	2009 (K)	2010	2009 (K)	2010	2009 (K)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 44	$ -	$ 62	$ -	$ 62
Realized Gains (Losses) on Investments, Net	-	(389)	-	(586)	-	(48)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	728	-	1,115	-	527
Net Increase (Decrease) in Net Assets
From Operations	-	383	-	591	-	541

Contract Transactions-All Products
Purchase Payments	-	566	-	511	-	569
Transfers Between Funds	-	(1,909)	-	(3,299)	-	(2,847)
Surrenders and Terminations	-	-	-	(196)	-	-
Rescissions	-	(13)	-	(65)	-	-
Bonus (Recapture)	-	11	-	3	-	1
Contract Maintenance Charge	-	-	-	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(1,345)	-	(3,047)	-	(2,277)
Increase (Decrease) in Net Assets	-	(962)	-	(2,456)	-	(1,736)
Net Assets at Beginning of Period	-	962	-	2,456	-	1,736
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Growth and Income Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (41)	$ (29)	$ (68)	$ 20	$ (62)	$ 10
Realized Gains (Losses) on Investments, Net	64	(80)	108	(35)	(199)	(291)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	431	472	1,295	1,265	564	1,038
Net Increase (Decrease) in Net Assets
From Operations	454	363	1,335	1,250	303	757

Contract Transactions-All Products
Purchase Payments	173	318	6,352	4,862	236	693
Transfers Between Funds	146	74	537	32	111	(52)
Surrenders and Terminations	(77)	(13)	(383)	(201)	(198)	(188)
Rescissions	-	(21)	(49)	(2)	-	(31)
Bonus (Recapture)	1	4	39	27	3	8
Contract Maintenance Charge	-	-	(1)	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	243	362	6,495	4,718	151	429
Increase (Decrease) in Net Assets	697	725	7,830	5,968	454	1,186
Net Assets at Beginning of Period	1,613	888	8,340	2,372	4,176	2,990
Net Assets at End of Period	$ 2,310	$ 1,613	$ 16,170	$ 8,340	$ 4,630	$ 4,176

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (85)	$ 87	$ (31)	$ (23)	$ (2)	$ (3)
Realized Gains (Losses) on Investments, Net	738	104	(25)	(81)	1	(13)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,671	1,873	230	697	27	78
Net Increase (Decrease) in Net Assets
From Operations	4,324	2,064	174	593	26	62

Contract Transactions-All Products
Purchase Payments	32,128	15,193	125	495	1	5
Transfers Between Funds	5,229	1,943	(218)	47	1	(34)
Surrenders and Terminations	(790)	(32)	(75)	(54)	(22)	(34)
Rescissions	(511)	(320)	-	(60)	-	-
Bonus (Recapture)	186	178	-	4	-	-
Contract Maintenance Charge	(4)	(1)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	36,238	16,961	(168)	432	(20)	(63)
Increase (Decrease) in Net Assets	40,562	19,025	6	1,025	6	(1)
Net Assets at Beginning of Period	21,878	2,853	2,231	1,206	272	273
Net Assets at End of Period	$ 62,440	$ 21,878	$ 2,237	$ 2,231	$ 278	$ 272

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Global Communications Securities Fund		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2010	2009 (I)	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (4)	$ 55	$ 459	$ 380	$ 573
Realized Gains (Losses) on Investments, Net	-	(7,046)	(431)	(1,106)	(773)	(1,727)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	7,519	1,248	1,317	2,832	4,635
Net Increase (Decrease) in Net Assets
From Operations	-	469	872	670	2,439	3,481

Contract Transactions-All Products
Purchase Payments	-	79	4	14	36	10
Transfers Between Funds	-	(7,574)	(97)	(145)	(121)	(279)
Surrenders and Terminations	-	(481)	(266)	(428)	(1,339)	(1,675)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	1	-	-	2	-
Contract Maintenance Charge	-	(2)	(2)	(2)	(11)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(7,977)	(361)	(561)	(1,433)	(1,956)
Increase (Decrease) in Net Assets	-	(7,508)	511	109	1,006	1,525
Net Assets at Beginning of Period	-	7,508	4,773	4,664	17,350	15,825
Net Assets at End of Period	$ -	$ -	$ 5,284	$ 4,773	$ 18,356	$ 17,350

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 633	$ 436	$ 2,078	$ 2,379	$ (42)	$ (5)
Realized Gains (Losses) on Investments, Net	71	(790)	(106)	(1,200)	(69)	(321)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	779	3,147	2,387	9,671	644	1,601
Net Increase (Decrease) in Net Assets
From Operations	1,483	2,793	4,359	10,850	533	1,275

Contract Transactions-All Products
Purchase Payments	3,352	2,178	1,266	2,271	26	24
Transfers Between Funds	484	1,929	(538)	(193)	(169)	(201)
Surrenders and Terminations	(935)	(839)	(3,201)	(2,822)	(295)	(429)
Rescissions	(3)	(102)	(85)	(63)	-	-
Bonus (Recapture)	24	11	10	17	1	1
Contract Maintenance Charge	(4)	(4)	(15)	(16)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,918	3,173	(2,563)	(806)	(440)	(608)
Increase (Decrease) in Net Assets	4,401	5,966	1,796	10,044	93	667
Net Assets at Beginning of Period	12,028	6,062	42,517	32,473	5,812	5,145
Net Assets at End of Period	$ 16,429	$ 12,028	$ 44,313	$ 42,517	$ 5,905	$ 5,812

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Money Market Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2010	2009 (I)	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (18)	$ 7	$ (4)	$ (24)	$ (3)
Realized Gains (Losses) on Investments, Net	-	-	261	(335)	10	27
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	2,967	2,702	460	417
Net Increase (Decrease) in Net Assets
From Operations	-	(18)	3,235	2,363	446	441

Contract Transactions-All Products
Purchase Payments	-	-	47	30	4	5
Transfers Between Funds	-	(4,397)	(390)	(473)	(68)	(190)
Surrenders and Terminations	-	(564)	(1,598)	(1,964)	(113)	(121)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	2	1	-	-
Contract Maintenance Charge	-	-	(10)	(11)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(4,961)	(1,949)	(2,417)	(178)	(307)
Increase (Decrease) in Net Assets	-	(4,979)	1,286	(54)	268	134
Net Assets at Beginning of Period	-	4,979	18,389	18,443	1,827	1,693
Net Assets at End of Period	$ -	$ -	$ 19,675	$ 18,389	$ 2,095	$ 1,827

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (73)	$ (60)	$ 17	$ 37	$ 482	$ 568
Realized Gains (Losses) on Investments, Net	(4)	(241)	(75)	(457)	159	213
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,130	1,592	1,001	2,787	368	(404)
Net Increase (Decrease) in Net Assets
From Operations	1,053	1,291	943	2,367	1,009	377

Contract Transactions-All Products
Purchase Payments	64	26	447	1,744	7,490	3,327
Transfers Between Funds	(3)	(113)	1,724	(569)	143	1,264
Surrenders and Terminations	(299)	(372)	(409)	(209)	(3,207)	(2,668)
Rescissions	-	-	-	(70)	(702)	(166)
Bonus (Recapture)	3	1	1	12	74	31
Contract Maintenance Charge	(3)	(3)	(2)	(1)	(10)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(238)	(461)	1,761	907	3,788	1,776
Increase (Decrease) in Net Assets	815	830	2,704	3,274	4,797	2,153
Net Assets at Beginning of Period	4,250	3,420	10,290	7,016	27,162	25,009
Net Assets at End of Period	$ 5,065	$ 4,250	$ 12,994	$ 10,290	$ 31,959	$ 27,162

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2010 (F)	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 312	$ 294	$ (2)	$ (2)	$ -	$ -
Realized Gains (Losses) on Investments, Net	(468)	(156)	(6)	(20)	-	(1)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	79	(210)	32	54	5	17
Net Increase (Decrease) in Net Assets
From Operations	(77)	(72)	24	32	5	16

Contract Transactions-All Products
Purchase Payments	191	813	-	-	-	-
Transfers Between Funds	(4,880)	(741)	-	(14)	-	-
Surrenders and Terminations	(356)	(630)	(21)	(19)	(8)	(21)
Rescissions	(1)	(27)	-	-	-	-
Bonus (Recapture)	4	11	-	-	-	-
Contract Maintenance Charge	(1)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,043)	(576)	(21)	(33)	(8)	(21)
Increase (Decrease) in Net Assets	(5,120)	(648)	3	(1)	(3)	(5)
Net Assets at Beginning of Period	5,120	5,768	200	201	58	63
Net Assets at End of Period	$ -	$ 5,120	$ 203	$ 200	$ 55	$ 58

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Invesco Van Kampen LIT Capital Growth Portfolio		Jennison Portfolio		J.P. Morgan International Opportunities Portfolio
	2010	2009	2010 (A)	2009	2010	2009 (I)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (4)	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	(2)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	2	22	-	-	2
Net Increase (Decrease) in Net Assets
From Operations	-	2	18	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	302	-	-	(7)
Surrenders and Terminations	-	-	(7)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	295	-	-	(7)
Increase (Decrease) in Net Assets	-	2	313	-	-	(7)
Net Assets at Beginning of Period	4	2	-	-	-	7
Net Assets at End of Period	$ 4	$ 4	$ 313	$ -	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio
	2010	2009 (I)	2010	2009 (G)	2010	2009 (G)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	(3)	2	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	3	(3)	3	1	3
Net Increase (Decrease) in Net Assets
From Operations	-	-	(1)	3	1	3

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(9)	-	7	-	9
Surrenders and Terminations	-	-	(9)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(9)	(9)	7	-	9
Increase (Decrease) in Net Assets	-	(9)	(10)	10	1	12
Net Assets at Beginning of Period	-	9	10	-	12	-
Net Assets at End of Period	$ -	$ -	$ -	$ 10	$ 13	$ 12

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2010	2009	2010	2009	2010 (D)	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (139)	$ (131)	$ (93)	$ 1	$ -	$ (38)
Realized Gains (Losses) on Investments, Net	337	120	(232)	(1,232)	582	(13)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,853	3,551	2,192	5,508	(257)	803
Net Increase (Decrease) in Net Assets
From Operations	2,051	3,540	1,867	4,277	325	752

Contract Transactions-All Products
Purchase Payments	2,341	2,105	771	1,587	305	929
Transfers Between Funds	(947)	289	(1,122)	(1,152)	(4,048)	754
Surrenders and Terminations	(1,186)	(949)	(1,319)	(1,249)	(43)	(74)
Rescissions	-	(172)	(17)	(113)	-	(17)
Bonus (Recapture)	9	12	12	5	1	9
Contract Maintenance Charge	(5)	(6)	(6)	(7)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	212	1,279	(1,681)	(929)	(3,785)	1,601
Increase (Decrease) in Net Assets	2,263	4,819	186	3,348	(3,460)	2,353
Net Assets at Beginning of Period	20,857	16,038	22,147	18,799	3,460	1,107
Net Assets at End of Period	$ 23,120	$ 20,857	$ 22,333	$ 22,147	$ -	$ 3,460

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (8)	$ 1	$ 8	$ (8)	$ (15)	$ (4)
Realized Gains (Losses) on Investments, Net	14	(11)	49	(115)	(4)	(57)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	128	345	(10)	224	197	348
Net Increase (Decrease) in Net Assets
From Operations	134	335	47	101	178	287

Contract Transactions-All Products
Purchase Payments	-	1	-	-	1	6
Transfers Between Funds	(140)	38	(12)	1	(19)	(39)
Surrenders and Terminations	(116)	(125)	(15)	(22)	(134)	(98)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(256)	(86)	(27)	(21)	(152)	(131)
Increase (Decrease) in Net Assets	(122)	249	20	80	26	156
Net Assets at Beginning of Period	1,202	953	482	402	1,436	1,280
Net Assets at End of Period	$ 1,080	$ 1,202	$ 502	$ 482	$ 1,462	$ 1,436

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2010 (C)	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 628	$ 257	$ 827	$ 243
Realized Gains (Losses) on Investments, Net	-	-	95	3	(45)	(452)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	-	265	524	785	1,765
Net Increase (Decrease) in Net Assets
From Operations	1	-	988	784	1,567	1,556

Contract Transactions-All Products
Purchase Payments	4	-	5,986	2,153	646	997
Transfers Between Funds	48	-	2,707	461	337	3,017
Surrenders and Terminations	-	-	(426)	(140)	(520)	(225)
Rescissions	-	-	(10)	(23)	-	(116)
Bonus (Recapture)	-	-	55	9	6	2
Contract Maintenance Charge	-	-	(1)	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	52	-	8,311	2,459	468	3,674
Increase (Decrease) in Net Assets	53	-	9,299	3,243	2,035	5,230
Net Assets at Beginning of Period	-	-	5,980	2,737	8,160	2,930
Net Assets at End of Period	$ 53	$ -	$ 15,279	$ 5,980	$ 10,195	$ 8,160

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2010	2009	2010	2009	2010	2009 (H)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 327	$ 99	$ 24	$ 18	$ 198	$ 2
Realized Gains (Losses) on Investments, Net	214	(24)	151	225	60	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	221	535	90	45	572	(6)
Net Increase (Decrease) in Net Assets
From Operations	762	610	265	288	830	(3)

Contract Transactions-All Products
Purchase Payments	8,086	1,848	1,559	829	10,103	622
Transfers Between Funds	5,622	1,432	1,702	111	2,183	176
Surrenders and Terminations	(510)	(221)	(171)	(172)	(219)	-
Rescissions	(106)	(35)	-	(29)	(186)	-
Bonus (Recapture)	64	8	13	8	61	-
Contract Maintenance Charge	(1)	-	(1)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,155	3,032	3,102	747	11,942	798
Increase (Decrease) in Net Assets	13,917	3,642	3,367	1,035	12,772	795
Net Assets at Beginning of Period	5,087	1,445	2,721	1,686	795	-
Net Assets at End of Period	$ 19,004	$ 5,087	$ 6,088	$ 2,721	$ 13,567	$ 795

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2010	2009	2010	2009	2010	2009 (J)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 445	$ 375	$ (108)	$ 87	$ -	$ 3
Realized Gains (Losses) on Investments, Net	530	55	323	395	-	(42)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2	1,515	535	882	-	36
Net Increase (Decrease) in Net Assets
From Operations	977	1,945	750	1,364	-	(3)

Contract Transactions-All Products
Purchase Payments	3,738	1,612	5,226	2,403	-	-
Transfers Between Funds	(1,298)	3,412	3,335	1,223	-	(68)
Surrenders and Terminations	(527)	(437)	(753)	(768)	-	(1)
Rescissions	(3)	(11)	(158)	(140)	-	-
Bonus (Recapture)	19	16	47	23	-	-
Contract Maintenance Charge	(1)	(1)	(2)	(2)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,928	4,591	7,695	2,739	-	(69)
Increase (Decrease) in Net Assets	2,905	6,536	8,445	4,103	-	(72)
Net Assets at Beginning of Period	9,064	2,528	11,481	7,378	-	72
Net Assets at End of Period	$ 11,969	$ 9,064	$ 19,926	$ 11,481	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 169	$ 594	$ -	$ -	$ (14)	$ (12)
Realized Gains (Losses) on Investments, Net	1,996	968	-	-	(34)	(98)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(108)	522	1	2	203	281
Net Increase (Decrease) in Net Assets
From Operations	2,057	2,084	1	2	155	171

Contract Transactions-All Products
Purchase Payments	18,461	8,472	-	-	1	2
Transfers Between Funds	2,534	5,719	-	-	(18)	(46)
Surrenders and Terminations	(1,877)	(1,006)	-	-	(53)	(61)
Rescissions	(243)	(136)	-	-	-	-
Bonus (Recapture)	119	99	-	-	-	-
Contract Maintenance Charge	(5)	(3)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	18,989	13,145	-	-	(70)	(105)
Increase (Decrease) in Net Assets	21,046	15,229	1	2	85	66
Net Assets at Beginning of Period	27,988	12,759	7	5	655	589
Net Assets at End of Period	$ 49,034	$ 27,988	$ 8	$ 7	$ 740	$ 655

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund
	2010	2009	2010 (D)	2009	2010 (D)	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ (2)	$ (2)	$ (6)	$ 24	$ 45
Realized Gains (Losses) on Investments, Net	(4)	(81)	11	(6)	(346)	(68)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31	130	(12)	110	340	123
Net Increase (Decrease) in Net Assets
From Operations	25	47	(3)	98	18	100

Contract Transactions-All Products
Purchase Payments	-	-	-	1	-	-
Transfers Between Funds	2	(38)	(340)	2	(521)	(7)
Surrenders and Terminations	(3)	(15)	(1)	(3)	(48)	(78)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	(53)	(341)	-	(569)	(85)
Increase (Decrease) in Net Assets	24	(6)	(344)	98	(551)	15
Net Assets at Beginning of Period	212	218	344	246	551	536
Net Assets at End of Period	$ 236	$ 212	$ -	$ 344	$ -	$ 551

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 52	$ 232	$ (70)	$ 1,053	$ (79)	$ 194
Realized Gains (Losses) on Investments, Net	(71)	113	304	161	(522)	(1,307)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	821	3,224	1,524	121	1,696	4,807
Net Increase (Decrease) in Net Assets
From Operations	802	3,569	1,758	1,335	1,095	3,694

Contract Transactions-All Products
Purchase Payments	63	48	6,927	3,077	405	733
Transfers Between Funds	(145)	(201)	1,655	1,448	1,638	(1,074)
Surrenders and Terminations	(953)	(1,085)	(779)	(966)	(1,163)	(1,187)
Rescissions	-	-	(31)	(89)	-	(39)
Bonus (Recapture)	4	3	43	13	4	2
Contract Maintenance Charge	(7)	(7)	(3)	(3)	(6)	(6)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,038)	(1,242)	7,812	3,480	878	(1,571)
Increase (Decrease) in Net Assets	(236)	2,327	9,570	4,815	1,973	2,123
Net Assets at Beginning of Period	13,353	11,026	11,428	6,613	15,603	13,480
Net Assets at End of Period	$ 13,117	$ 13,353	$ 20,998	$ 11,428	$ 17,576	$ 15,603

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Total All Funds
	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,967	$ 6,039
Realized Gains (Losses) on Investments, Net	6,387	(24,819)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	69,136	134,055
Net Increase (Decrease) in Net Assets
From Operations	77,490	115,275

Contract Transactions-All Products
Purchase Payments	282,084	139,787
Transfers Between Funds	(1,584)	(4,127)
Surrenders and Terminations	(47,680)	(38,760)
Rescissions	(4,666)	(5,229)
Bonus (Recapture)	2,182	1,307
Contract Maintenance Charge	(165)	(158)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	230,171	92,820
Increase (Decrease) in Net Assets	307,661	208,095
Net Assets at Beginning of Period	659,003	450,908
Net Assets at End of Period	$ 966,664	$ 659,003

(A)      Period from April 30, 2010 (fund commencement) to December 31, 2010
(B)      Period from September 17, 2010 (fund commencement) to December 31, 2010
(C)      Period from October 15, 2010 (fund commencement) to December 31, 2010
(D)      Period from January 1, 2010 through April 30, 2010 (fund termination)
(E)      Period from January 1, 2010 through October 15, 2010 (fund termination)
(F)      Period from January 1, 2010 through December 17, 2010 (fund termination)
(G)      Period from April 23, 2009 (fund commencement) to December 31, 2009
(H)      Period from October 23, 2009 (fund commencement) to December 31, 2009
(I)      Period from January 1, 2009 through April 23, 2009 (fund termination)
(J)      Period from January 1, 2009 through July 17, 2009 (fund termination)
(K)      Period from January 1, 2009 through October 23, 2009 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

1.      ORGANIZATION
Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist manager for each fund are listed in the following table:
Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund * †	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Managers
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Institutional Management Corporation
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley International Equity Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL S&P 500 Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
BlackRock Global Allocations V.I. Fund *	BlackRock Investment Management, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Fund	Investment Adviser	Specialist Manager/Adviser
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen LIT Capital Growth Portfolio *	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Jennison Portfolio *	Prudential Investments, LLC	Jennison Associates LLC
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio * †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Commodity RealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co., Inc.	Columbia Management Investment Advisors, LLC
Seligman Small-Cap Value Portfolio	J & W Seligman & Co., Inc.	Columbia Management Investment Advisors, LLC
SP International Growth Portfolio *	Prudential Investments, LLC	Jennison Associates LLC
Templeton Foreign Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Franklin Advisers, Inc.	N/A

* Fund contains class 2 shares which assess 12b-1 fees.
† The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Recently Issued Accounting Pronouncements
In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Variable Account adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward. There was no impact on the Financial Statements as it relates to disclosures only.

Investments
Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2010, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Account investment option and a Dollar Cost Averaging Fixed Account investment option are available to deferred annuity contract owners.  These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.  The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Available investment options, including the date the investment option became available for each product, as of December 31, 2010, are listed in the following table:
Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Vision NY	Allianz Valuemark II	Allianz Valuemark IV
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	9/24/2007	N/A	5/1/2002
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	8/23/2007	10/23/2009	10/23/2009
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/24/2007	N/A	N/A
AZL Columbia Small Cap Value Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/24/2007	N/A	5/3/2004
AZL Davis NY Venture Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/5/2001	11/5/2001
AZL Dreyfus Equity Growth Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/5/2001	11/5/2001
AZL Eaton Vance Large Cap Value Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	5/1/2001	5/1/2001
AZL Franklin Small Cap Value Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/24/2007	N/A	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	N/A	N/A
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	N/A	N/A
AZL Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
AZL Gateway Fund	N/A	N/A	N/A	N/A	9/17/2010	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	9/24/2007	10/23/2009	5/1/2002
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/24/2007	10/23/2009	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	5/1/2007
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	9/17/2010	N/A	N/A
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/5/2001	11/5/2001
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/24/2007	N/A	N/A
AZL Morgan Stanley International Equity Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/24/2007	N/A	5/1/2003
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	5/1/2001	5/1/2001
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/24/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/24/2007	N/A	N/A
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/24/2007	N/A	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
AZL Van Kampen Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/24/2007	N/A	5/3/2004
AZL Van Kampen Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	5/1/2001	5/1/2001
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	N/A	N/A

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Vision NY	Allianz Valuemark II	Allianz Valuemark IV
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	N/A	5/1/2002
Davis VA Real Estate Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	5/1/2002
Franklin Global Real Estate Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	9/6/1991	8/17/1998
Franklin Growth and Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	9/6/1991	8/17/1998
Franklin High Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	9/6/1991	8/17/1998
Franklin Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/24/2007	5/1/2003	5/1/2003
Franklin Large Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	5/1/1996	8/17/1998
Franklin Rising Dividends Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	1/27/1992	8/17/1998
Franklin Small Cap Value Securities Fund	1/22/2001	12/1/2003	N/A	10/4/2002	N/A	5/1/1998	8/17/1998
Franklin Small-Mid Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	11/1/1995	8/17/1998
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	9/21/2007	9/21/2007	9/24/2007	N/A	N/A
Franklin U.S. Government Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	9/6/1991	8/17/1998
Invesco V.I. Capital Appreciation Fund	1/22/2001	N/A	N/A	N/A	N/A	5/1/2006	5/1/2006
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	5/1/2001	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001
Invesco Van Kampen LIT Growth & Income Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010	4/30/2010
JPMIT International Equity Fund	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	1/26/2009	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Global Discovery Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/8/1996	8/17/1998
Mutual Shares Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/8/1996	8/17/1998
Oppenheimer Global Securities Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	5/1/2002
Oppenheimer High Income Fund/VA	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	5/1/2002
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	5/1/2002
PIMCO EqS Pathfinder Portfolio	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/24/2007	N/A	5/3/2004
PIMCO VIT Commodity RealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/24/2007	N/A	N/A
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	10/23/2009	N/A	N/A
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/5/2001	11/5/2001
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/24/2007	N/A	5/1/2003
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/24/2007	11/5/2001	11/5/2001
Seligman Global Technology Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Seligman Small-Cap Value Portfolio	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	5/1/2002
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	12/15/2000	12/15/2000
Templeton Foreign Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	N/A	5/1/2003	5/1/2003
Templeton Global Bond Securities Fund	1/22/2001	5/1/2007	5/1/2007	5/1/2007	9/24/2007	9/6/1991	8/17/1998
Templeton Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/24/2007	5/1/2003	5/1/2003

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

For the years ended December 31, 2010 and 2009, several funds changed their name as summarized, with the effective date of the change, in the following table:
Current Fund Name	Prior Fund Name	Effective Date
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Growth Index Strategy Fund	AZL Moderate Index Strategy Fund	April 30, 2010
AZL Invesco International Equity Fund	AZL AIM International Equity Fund	April 30, 2010
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund	April 30, 2010
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund	April 30, 2010
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund	April 30, 2010
AZL Allianz AGIC Growth Fund	AZL OCC Growth Fund	July 16, 2010
AZL Allianz AGIC Opportunity Fund	AZL OCC Opportunity Fund	July 16, 2010
AZL Morgan Stanley Global Real Estate Fund	AZL Van Kampen Global Real Estate Fund	July 16, 2010
AZL Morgan Stanley International Equity Fund	AZL Van Kampen International Equity Fund	July 16, 2010
AZL Morgan Stanley Mid Cap Growth Fund	AZL Van Kampen Mid Cap Growth Fund	July 16, 2010
Invesco Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Capital Growth Portfolio	July 16, 2010

During the years ended December 31, 2010 and 2009, the following funds were closed to new money:
Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009
AZL Allianz Global Investors Select Fund	April 30, 2010
Mutual Global Discovery Securities Fund	December 17, 2010

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

During the years ended December 31, 2010 and 2009, the following funds were added as available options:
Fund	Date Opened
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009
Jennison Portfolio	April 30, 2010
AZL Gateway Fund	September 17, 2010
AZL Mid Cap Index Fund	September 17, 2010
PIMCO EqS Pathfinder Portfolio	October 15, 2010

For the years ended December 31, 2010 and 2009, several funds merged or were replaced.  The fund names and effective dates of the mergers or replacements are summarized in the following table:
Closed Fund	Receiving Fund	Date Merged
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009
OpCap Mid Cap Portfolio	AZL Van Kampen Mid Cap Value Fund	April 30, 2010
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio	April 30, 2010
Templeton Global Asset Allocation Fund	AZL Money Market	April 30, 2010
AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation Fund	October 15, 2010
AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	October 15, 2010
Franklin Zero Coupon 2010 fund	AZL Money Market	December 17, 2010

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Contracts in Annuity Payment Period
Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life of New York reimburses the account.

Premium Bonus
Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses
All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that we calculate and assess daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

The Allianz Advantage was launched in January 2001 and sales were discontinued in May 2010. The Allianz Advantage Original Contract was available from January 2001 to February 19, 2004. For Allianz Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:
	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

The M&E charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) is 1.49%.

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

The M&E charge for Allianz Charter II NY can be summarized as follows:
The Allianz Charter II NY was launched in May 2004 and sales were discontinued in May 2010. The Allianz Charter II NY contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II NY contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a GMIB and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II NY contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five NY can be summarized as follows:

The Allianz High Five NY was launched in March 2007 and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five NY also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, we monitor the contract value daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the Accumulation Phase are as follows:
	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:
The Allianz Opportunity was launched in October 2002 and sales were discontinued in May 2010. The Allianz Opportunity contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:
	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%
The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:
Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision  NY can be summarized as follows:
The Allianz Vision NY contract was launched in October of 2007 and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008 Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available.

Allianz Vision NY Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. The Maximum Anniversary Death Benefit became available in September 2010, and also requires selection of Investment Protector or Income Protector. The Allianz Vision NY also allows the owner to select at issue for an additional M&E charge either: a) Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years, b) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) No Withdrawal Charge Option that eliminates the withdrawal charge.

The current No Withdrawal Charge Option also requires selection of Investment Protector or Income Protector. The prior No Withdrawal Charge Option that was available before August 2009, required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Protector and the Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

M&E & Rider charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	Total M&E & Rider Charges
Base Contract	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Investment Protector	0.90%
Income Protector:
Single Lifetime Plus Payments	1.05%
Joint Lifetime Plus Payments	1.20%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Quarterly Value Death Benefit	0.30%
Lifetime Plus Benefit
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

CONTRACT ANNUAL EXPENSES	Total M&E & Rider Charges
Lifetime Plus II Benefit and Lifetime Plus 8 Benefit
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 8 Benefit
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Contract Base Expenses
A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.  A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts. The contract maintenance charge is not assessed if the Contract Value is at least  $100,000 for Allianz Opportunity, Allianz Valuemark II and Allianz Vision NY contracts; $75,000 for Allianz Charter II NY and Allianz High Five NY contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV contracts . These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2010 and 2009, were $165,000 and $158,000, respectively.

A rider charge is assessed during the Accumulation Phase for Allianz Vision NY contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit  the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, or as a percentage of the Benefit Base under Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date.  The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when we deduct the final rider charge. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). The charge deducted for Investment Protector was 0.80%. The current charge deducted for Investment Protector (as of May 2010) is 0.90%. The current charge deducted for Income Protector is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II NY, Allianz Opportunity, Allianz High Five NY , Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision NY annuity contracts. If the withdrawal is a partial withdrawa,l the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:
Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV	Allianz Charter II NY	Allianz High Five NY*	Allianz Opportunity	Allianz Valuemark II	Allianz Vision NY**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV	Allianz Charter NY II	Allianz High Five NY*	Allianz Opportunity	Allianz Valuemark II	Allianz Vision NY**
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

* This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.
** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2010 and 2009, were $ 2,938,277 and $1,980,220 respectively.

Allianz Valuemark IV and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision NY also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five NY, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision NY contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five NY, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision NY, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). The follow transfers do not count  against any free transfers we allow and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five NY Living Guarantees, or quarterly reblalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector. Total transfer charges during the years ended December 31, 2010 and 2009, were $522 and $1,350, respectively. Net transfers (to)/from the general account were $(1,584,000) and $(4,127,000), for the years ended December 31, 2010 and 2009, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES
Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

4.       PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010, are as follows:
	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 1	$ 15
Alger American LargeCap Growth Portfolio	1	35
Alger American MidCap Growth Portfolio	-	10
Alger American SmallCap Growth Portfolio	-	-
AZL Allianz AGIC Growth Fund	2,841	2,761
AZL Allianz AGIC Opportunity Fund	2,245	3,862
AZL Allianz Global Investors Select Fund	1,690	1,959
AZL Balanced Index Strategy Fund	8,544	1,705
AZL BlackRock Capital Appreciation Fund	5,088	4,745
AZL Columbia Mid Cap Value Fund	2,362	1,203
AZL Columbia Small Cap Value Fund	1,305	838
AZL Davis NY Venture Fund	3,448	3,076
AZL Dreyfus Equity Growth Fund	3,542	2,815
AZL Eaton Vance Large Cap Value Fund	1,138	947
AZL Franklin Small Cap Value Fund	5,775	5,518
AZL Franklin Templeton Founding Strategy Plus Fund	12,318	1,687
AZL Fusion Balanced Fund	26,366	6,396
AZL Fusion Conservative Fund	6,576	1,940
AZL Fusion Growth Fund	4,857	6,400
AZL Fusion Moderate Fund	62,217	10,655
AZL Gateway Fund	870	45
AZL Growth Index Strategy Fund	28,086	2,524
AZL International Index Fund	3,765	1,169
AZL Invesco International Equity Fund	2,797	3,380
AZL JPMorgan U.S. Equity Fund	665	908
AZL MFS Investors Trust Fund	1,803	5,181
AZL Mid Cap Index Fund	115	1
AZL Money Market Fund	87,191	80,726
AZL Morgan Stanley Global Real Estate Fund	4,511	6,833
AZL Morgan Stanley International Equity Fund	1,521	1,854
AZL Morgan Stanley Mid Cap Growth fund	7,635	6,183
AZL S&P 500 Index Fund	4,037	4,481
AZL Schroder Emerging Markets Equity Fund CL 1	27	257
AZL Schroder Emerging Markets Equity Fund CL 2	8,348	10,154
AZL Small Cap Stock Index Fund	1,427	2,113
AZL Turner Quantitative Small Cap Growth Fund	810	608
AZL Van Kampen Equity and Income Fund	8,392	1,965
AZL Van Kampen Growth and Income Fund	1,898	1,809
BlackRock Global Allocations V.I. Fund	42,553	6,044

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	Cost of Purchases	Proceeds from Sales
Davis VA Financial Portfolio	$ 394	$ 593
Davis VA Value Portfolio	9	31
Franklin Global Real Estate Securities Fund	285	591
Franklin Growth and Income Securities Fund	816	1,869
Franklin High Income Securities Fund	5,975	2,424
Franklin Income Securities Fund	7,606	8,091
Franklin Large Cap Growth Securities Fund	97	579
Franklin Rising Dividends Securities Fund	505	2,447
Franklin Small Cap Value Securities Fund	26	228
Franklin Small-Mid Cap Growth Securities Fund	169	480
Franklin Templeton VIP Founding Funds Allocation Fund	5,127	3,348
Franklin U.S. Government Fund	14,916	10,646
Franklin Zero Coupon Fund 2010	1,141	5,722
Invesco V.I. Capital Appreciation Fund	1	24
Invesco V.I. Core Equity Fund	1	9
Invesco Van Kampen LIT Capital Growth Portfolio	-	-
Jennison Portfolio	333	42
JPMIT International Equity Fund	-	9
JPMorgan Insurance Trust U.S. Equity Portfolio	-	-
Mutual Global Discovery Securities Fund	5,120	5,047
Mutual Shares Securities Fund	2,680	4,454
OpCap Mid Cap Portfolio	528	4,313
Oppenheimer Global Securities Fund/VA	23	287
Oppenheimer High Income Fund/VA	444	463
Oppenheimer Main Street Fund/VA	30	197
PIMCO EqS Pathfinder Portfolio	52	-
PIMCO VIT All Asset Portfolio	11,686	2,747
PIMCO VIT Commodity RealReturn Strategy Portfolio	6,103	4,641
PIMCO VIT Emerging Markets Bond Portfolio	20,088	6,606
PIMCO VIT Global Bond Portfolio	7,000	3,735
PIMCO VIT Global Multi-Asset Portfolio	12,994	823
PIMCO VIT High Yield Portfolio	9,444	7,071
PIMCO VIT Real Return Portfolio	11,455	3,699
PIMCO VIT Total Return Portfolio	35,042	14,448
Seligman Global Technology Portfolio	-	-
Seligman Small-Cap Value Portfolio	2	86
SP International Growth Portfolio	5	8
SP Strategic Partners Focused Growth Portfolio	-	343
Templeton Global Asset Allocation Fund	65	571
Templeton Foreign Securities Fund	373	1,359
Templeton Global Bond Securities Fund	11,447	3,666
Templeton Growth Securities Fund	4,109	3,310

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

5.         CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2010 and 2009, are as follows:
	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	(1)	(2)	(4)	(9)	-	(2)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(1)	(2)	(4)	(9)	-	(2)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	3	-	14	31
Transfers between funds	-	-	-	-	(119)	128
Surrenders and terminations	-	-	(4)	1	(18)	(25)
Rescissions	-	-	-	-	(1)	(2)
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	-	(1)	1	(124)	132

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	71	22	573	91	120	240
Transfers between funds	(92)	1	132	673	(37)	855
Surrenders and terminations	(2)	-	(36)	(38)	(48)	(14)
Rescissions	(1)	-	(4)	-	-	(20)
Bonus	1	-	7	1	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(23)	23	672	727	36	1,062

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	46	112	203	30	85
Transfers between funds	-	(804)	92	12	34	21
Surrenders and terminations	-	(36)	(17)	(3)	(12)	(9)
Rescissions	-	(2)	(3)	(5)	-	(1)
Bonus	-	1	1	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(795)	185	207	52	96

	AZL Columbia Technology Fund		AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	107	93	251	28	53
Transfers between funds	-	(402)	9	(72)	95	(6)
Surrenders and terminations	-	(19)	(69)	(74)	(34)	(45)
Rescissions	-	(12)	-	(13)	-	(1)
Bonus	-	1	1	2	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(325)	34	94	89	2

	AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	67	84	-	62	37	130
Transfers between funds	(17)	11	-	(218)	14	(48)
Surrenders and terminations	(26)	(27)	-	(6)	(29)	(17)
Rescissions	-	(14)	-	-	(1)	(7)
Bonus	-	-	-	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	24	54	-	(161)	21	59

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	904	69	1,454	898	374	6
Transfers between funds	168	1	456	188	88	9
Surrenders and terminations	(60)	1	(120)	(83)	(14)	-
Rescissions	(12)	-	(22)	(41)	(2)	-
Bonus	5	-	14	9	6	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1,005	71	1,782	971	452	15

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	87	400	4,615	1,747	49	-
Transfers between funds	(90)	(120)	599	139	31	-
Surrenders and terminations	(136)	(181)	(275)	(71)	-	-
Rescissions	-	(8)	(121)	(27)	-	-
Bonus	1	4	34	17	-	-
Contract Maintenance Charges	(1)	(1)	(1)	-	-	-
Total Net Contract Transactions	(139)	94	4,851	1,805	80	-

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco International Equity Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	2,146	100	38	6	60	60
Transfers between funds	361	636	263	206	(46)	484
Surrenders and terminations	(46)	(2)	(11)	-	(40)	(18)
Rescissions	(5)	-	-	-	(1)	(7)
Bonus	7	-	-	-	2	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	2,463	734	290	212	(25)	520

	AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	20	19	45	38	169
Transfers between funds	-	(425)	2	245	(266)	261
Surrenders and terminations	-	(15)	(33)	(20)	(31)	(43)
Rescissions	-	-	-	(1)	-	(21)
Bonus	-	-	-	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(420)	(12)	269	(258)	367

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	3	-	4,247	2,319	36	84
Transfers between funds	8	-	(2,687)	(2,631)	(273)	355
Surrenders and terminations	(1)	-	(895)	(697)	(29)	(29)
Rescissions	-	-	(61)	(115)	(1)	(6)
Bonus	-	-	46	33	-	1
Contract Maintenance Charges	-	-	(1)	(1)	-	-
Total Net Contract Transactions	10	-	649	(1,092)	(267)	405

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	AZL Morgan Stanley International Equity Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL NACM International Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	22	34	73	126	-	52
Transfers between funds	(1)	432	91	174	-	(141)
Surrenders and terminations	(31)	(29)	(49)	(32)	-	(2)
Rescissions	-	(2)	(1)	(14)	-	-
Bonus	-	-	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(10)	435	115	255	-	(91)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	84	-	91	-	47
Transfers between funds	-	(612)	-	(436)	-	(150)
Surrenders and terminations	-	(18)	-	(12)	-	(6)
Rescissions	-	(1)	-	(6)	-	(2)
Bonus	-	-	-	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(547)	-	(362)	-	(110)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	148	364	-	-	97	127
Transfers between funds	(135)	677	(2)	(2)	(173)	459
Surrenders and terminations	(58)	(31)	(18)	(14)	(69)	(57)
Rescissions	(8)	(34)	-	-	-	(17)
Bonus	1	3	-	-	2	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(52)	979	(20)	(16)	(143)	513

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	55	55	109	-	577
Transfers between funds	-	(176)	(108)	121	-	(781)
Surrenders and terminations	-	(21)	(25)	(37)	-	(3)
Rescissions	-	-	-	(5)	-	(3)
Bonus	-	1	1	1	-	5
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(141)	(77)	189	-	(205)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	123	-	92	-	91
Transfers between funds	-	(306)	-	(468)	-	(359)
Surrenders and terminations	-	1	-	(31)	-	6
Rescissions	-	(3)	-	(12)	-	-
Bonus	-	3	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(182)	-	(418)	-	(262)

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Growth and Income Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	18	48	544	504	21	83
Transfers between funds	14	9	47	4	-	(7)
Surrenders and terminations	(8)	(2)	(34)	(22)	(18)	(20)
Rescissions	-	(3)	(4)	-	-	(4)
Bonus	-	1	4	3	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	24	53	557	489	3	53

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	3,387	1,785	12	68	-	1
Transfers between funds	558	217	(27)	11	-	(4)
Surrenders and terminations	(85)	(2)	(8)	(8)	(2)	(5)
Rescissions	(51)	(41)	-	(8)	-	-
Bonus	20	20	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	3,829	1,979	(23)	64	(2)	(8)

	Franklin Global Communications Securities Fund		Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	5	-	1	1	1
Transfers between funds	-	(437)	(3)	(4)	(4)	(14)
Surrenders and terminations	-	(27)	(8)	(16)	(43)	(68)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(459)	(11)	(19)	(46)	(81)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	123	104	29	72	2	2
Transfers between funds	20	92	(10)	2	(10)	(14)
Surrenders and terminations	(38)	(39)	(73)	(78)	(17)	(32)
Rescissions	-	(6)	(2)	(2)	-	-
Bonus	1	1	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	106	152	(56)	(5)	(25)	(44)

	Franklin Money Market Fund		Franklin Rising Dividends Securities Fund		Franklin Small Cap Value Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	2	1	-	-
Transfers between funds	-	(263)	(12)	(19)	(5)	(13)
Surrenders and terminations	-	(32)	(50)	(75)	(6)	(8)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(295)	(60)	(93)	(11)	(21)

	Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	3	2	60	316	273	140
Transfers between funds	-	(7)	242	(84)	8	55
Surrenders and terminations	(13)	(23)	(55)	(34)	(118)	(102)
Rescissions	-	-	-	(15)	(26)	(8)
Bonus	-	-	-	2	3	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(10)	(28)	247	185	140	86

	Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	5	24	-	-	-	-
Transfers between funds	(137)	(24)	-	(3)	-	-
Surrenders and terminations	(9)	(15)	(4)	(3)	(1)	(2)
Rescissions	-	(1)	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(141)	(16)	(4)	(6)	(1)	(2)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	Invesco Van Kampen LIT Capital Growth Portfolio		Jennison Portfolio		J.P. Morgan International Opportunities Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	30	-	-	(1)
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	-	30	-	-	(1)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(2)	-	1	-	1
Surrenders and terminations	-	-	(1)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(2)	(1)	1	-	1

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	92	105	43	110	36	148
Transfers between funds	(37)	12	(60)	(79)	(461)	108
Surrenders and terminations	(47)	(44)	(75)	(82)	(5)	(10)
Rescissions	-	(9)	(1)	(8)	-	(3)
Bonus	-	1	1	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	8	65	(92)	(58)	(430)	244

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	1
Transfers between funds	(11)	3	(7)	4	(2)	(7)
Surrenders and terminations	(10)	(11)	(4)	(8)	(17)	(14)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(21)	(8)	(11)	(4)	(19)	(20)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	438	190	66	136
Transfers between funds	5	-	200	40	10	343
Surrenders and terminations	-	-	(31)	(13)	(55)	(25)
Rescissions	-	-	(1)	(2)	-	(18)
Bonus	-	-	4	1	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	5	-	610	216	22	436

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	568	149	126	79	979	62
Transfers between funds	407	124	134	10	213	17
Surrenders and terminations	(37)	(19)	(14)	(18)	(22)	-
Rescissions	(8)	(3)	-	(3)	(17)	-
Bonus	4	1	1	1	6	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	934	252	247	69	1,159	79

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	239	136	384	204	-	-
Transfers between funds	(111)	314	249	107	-	(11)
Surrenders and terminations	(36)	(37)	(58)	(65)	-	-
Rescissions	-	(1)	(12)	(12)	-	-
Bonus	1	2	4	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	93	414	567	236	-	(11)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	1,045	550	-	-	-	-
Transfers between funds	179	386	-	-	(1)	(3)
Surrenders and terminations	(116)	(68)	-	-	(3)	(5)
Rescissions	(14)	(9)	-	-	-	-
Bonus	8	7	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1,102	866	-	-	(4)	(8)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(9)	(53)	-	(24)	-
Surrenders and terminations	-	(4)	-	-	(2)	(5)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(13)	(53)	-	(26)	(5)

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	3	3	169	93	20	47
Transfers between funds	(6)	(10)	46	45	109	(58)
Surrenders and terminations	(39)	(52)	(21)	(27)	(59)	(70)
Rescissions	-	-	(1)	(3)	-	(2)
Bonus	-	-	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(42)	(59)	194	109	70	(83)

	Total All Funds
	2010	2009
Contract Transactions
Purchase payments	24,301	14,470
Transfers between funds	(113)	(1,237)
Surrenders and terminations	(3,483)	(2,959)
Rescissions	(381)	(563)
Bonus	191	142
Contract Maintenance Charges	(3)	(2)
Total Net Contract Transactions	20,512	9,851

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

6.       FINANCIAL HIGHLIGHTS
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2010, 2009, 2008, 2007, and 2006, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2010	20	$10.82	to	$10.93	$216	0.50%	1.40%	to	1.49%	12.34%	to	12.44%
2009	21	$9.64	to	$9.72	$203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
2008	23	$6.47	to	$6.53	$147	0.00%	1.40%	to	1.49%	-45.95%	to	-45.90%
2007	23	$11.97	to	$12.06	$275	0.00%	1.40%	to	1.49%	31.55%	to	31.67%
2006	29	$9.10	to	$9.16	$269	0.00%	1.40%	to	1.49%	17.50%	to	17.61%
Alger American LargeCap Growth Portfolio
2010	12	$8.47	to	$8.56	$98	0.86%	1.40%	to	1.49%	11.71%	to	11.81%
2009	16	$7.59	to	$7.65	$121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
2008	25	$5.22	to	$5.26	$129	0.00%	1.40%	to	1.49%	-46.95%	to	-46.90%
2007	28	$9.84	to	$9.91	$279	0.29%	1.40%	to	1.49%	18.16%	to	18.27%
2006	45	$8.32	to	$8.38	$380	0.24%	1.40%	to	1.49%	3.60%	to	3.69%
Alger American MidCap Growth Portfolio
2010	3	$12.25	to	$12.25	$33	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2009	3	$10.41	to	$10.41	$36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
2008	5	$6.97	to	$6.97	$32	0.00%	1.49%	to	1.49%	-58.97%	to	-58.97%
2007	5	$16.98	to	$16.98	$85	0.00%	1.49%	to	1.49%	29.60%	to	29.60%
2006	7	$13.11	to	$13.11	$92	0.00%	1.49%	to	1.49%	8.52%	to	8.52%
Alger American SmallCap Growth Portfolio
2010	-	$8.70	to	$8.70	$1	0.00%	1.49%	to	1.49%	23.44%	to	23.44%
2009	-	$7.04	to	$7.04	$1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
2008	-	$4.91	to	$4.91	$1	0.00%	1.49%	to	1.49%	-47.39%	to	-47.39%
2007	-	$9.34	to	$9.34	$2	0.00%	1.49%	to	1.49%	15.50%	to	15.50%
2006	-	$8.09	to	$8.09	$1	0.00%	1.49%	to	1.49%	18.25%	to	18.25%
AZL Allianz AGIC Opportunity Fund
2010	295	$13.53	to	$15.87	$4,260	0.00%	1.25%	to	3.30%	14.93%	to	17.31%
2009	419	$11.74	to	$13.54	$5,222	0.00%	1.25%	to	3.30%	52.97%	to	56.14%
2008	287	$7.66	to	$8.77	$2,323	0.00%	1.25%	to	3.15%	-48.80%	to	-47.81%
2007	250	$15.44	to	$16.81	$3,925	0.00%	1.25%	to	3.05%	5.37%	to	8.33%
2006	396	$14.58	to	$15.46	$5,832	0.00%	1.49%	to	2.75%	8.66%	to	10.03%
AZL Balanced Index Strategy Fund
2010	1,399	$10.71	to	$10.95	$15,211	0.00%	1.25%	to	3.30%	6.91%	to	9.13%
20096	727	$10.00	to	$10.04	$7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL BlackRock Capital Appreciation Fund
2010	1,305	$11.68	to	$13.02	$16,051	0.05%	1.25%	to	3.30%	15.33%	to	17.72%
2009	1,269	$10.10	to	$11.06	$13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
2008	207	$7.73	to	$8.27	$1,643	0.00%	1.25%	to	3.15%	-38.35%	to	-37.16%
2007	157	$12.65	to	$13.16	$2,006	0.00%	1.25%	to	3.05%	7.34%	to	9.54%
2006	98	$11.72	to	$11.97	$1,156	0.00%	1.49%	to	2.75%	-1.18%	to	0.07%
AZL Columbia Mid Cap Value Fund
2010	601	$7.13	to	$7.74	$4,455	0.69%	1.25%	to	3.30%	18.68%	to	21.14%
2009	416	$5.99	to	$6.39	$2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%
2008	209	$4.66	to	$4.89	$992	0.59%	1.25%	to	3.15%	-53.64%	to	-52.75%
2007	95	$10.09	to	$10.34	$965	0.00%	1.25%	to	3.05%	0.50%	to	2.56%
20061	40	$9.99	to	$10.06	$405	0.42%	1.49%	to	2.75%	-0.12%	to	0.72%
AZL Columbia Small Cap Value Fund
2010	342	$11.28	to	$12.85	$4,084	0.34%	1.25%	to	3.30%	21.84%	to	24.37%
2009	290	$9.31	to	$10.33	$2,818	0.28%	1.25%	to	3.30%	20.65%	to	23.14%
2008	194	$7.69	to	$8.39	$1,538	0.49%	1.25%	to	3.15%	-34.20%	to	-32.93%
2007	199	$11.84	to	$12.42	$2,383	0.28%	1.25%	to	3.05%	-11.20%	to	-9.25%
2006	205	$13.26	to	$13.72	$2,739	0.10%	1.49%	to	2.75%	10.33%	to	11.73%
AZL Davis NY Venture Fund
2010	1,608	$9.65	to	$11.58	$16,958	2.50%	1.25%	to	3.30%	8.41%	to	10.65%
2009	1,574	$8.88	to	$10.47	$15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
2008	1,480	$7.02	to	$8.04	$11,038	0.97%	1.25%	to	3.15%	-42.35%	to	-41.24%
2007	821	$12.47	to	$13.68	$10,524	0.40%	1.25%	to	3.05%	0.78%	to	3.77%
2006	994	$12.31	to	$13.20	$12,450	0.30%	1.40%	to	2.75%	10.83%	to	12.33%
AZL Dreyfus Equity Growth Fund
2010	504	$9.03	to	$10.83	$4,966	0.40%	1.25%	to	3.30%	18.93%	to	21.40%
2009	415	$7.66	to	$8.92	$3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
2008	413	$6.02	to	$6.71	$2,574	0.30%	1.25%	to	3.15%	-43.45%	to	-42.36%
2007	446	$10.61	to	$11.63	$4,877	0.06%	1.25%	to	3.05%	5.24%	to	8.36%
2006	227	$10.03	to	$10.75	$2,326	0.00%	1.40%	to	2.75%	9.87%	to	11.36%
AZL Eaton Vance Large Cap Value Fund
2010	745	$9.24	to	$10.69	$7,226	1.11%	1.25%	to	3.30%	6.26%	to	8.46%
2009	721	$8.65	to	$9.85	$6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
2008	667	$7.03	to	$7.88	$4,844	2.11%	1.25%	to	3.15%	-38.17%	to	-36.98%
2007	712	$11.32	to	$12.51	$8,290	1.29%	1.25%	to	3.05%	-5.38%	to	-2.42%
2006	478	$11.90	to	$12.85	$5,814	1.09%	1.40%	to	2.75%	12.63%	to	14.16%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Franklin Small Cap Value Fund
2010	537	$16.04	to	$18.66	$9,254	0.76%	1.25%	to	3.30%	22.98%	to	25.53%
2009	516	$13.01	to	$14.86	$7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
2008	457	$10.27	to	$11.52	$4,949	1.14%	1.25%	to	3.15%	-35.79%	to	-34.56%
2007	322	$16.42	to	$17.61	$5,370	0.54%	1.25%	to	3.05%	-7.46%	to	-5.14%
2006	365	$17.65	to	$18.48	$6,507	0.30%	1.49%	to	2.75%	12.29%	to	13.71%
AZL Franklin Templeton Founding Strategy Plus Fund
2010	1,076	$10.88	to	$11.09	$11,893	2.97%	1.40%	to	3.30%	6.45%	to	8.49%
20096	71	$10.19	to	$10.22	$720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%
AZL Fusion Balanced Fund
2010	4,212	$10.73	to	$11.97	$48,238	2.96%	1.25%	to	3.30%	7.47%	to	9.69%
2009	2,430	$9.99	to	$10.91	$25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
2008	1,459	$8.15	to	$8.72	$12,245	2.45%	1.25%	to	3.15%	-29.70%	to	-28.35%
2007	873	$11.69	to	$12.17	$10,317	1.61%	1.25%	to	3.05%	3.65%	to	5.78%
2006	488	$11.22	to	$11.46	$5,492	0.31%	1.49%	to	2.75%	6.53%	to	7.87%
AZL Fusion Conservative Fund
2010	467	$10.91	to	$11.11	$5,168	0.00%	1.40%	to	3.30%	7.36%	to	9.42%
20096	15	$10.12	to	$10.15	$154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%
AZL Fusion Growth Fund
2010	2,758	$10.12	to	$11.29	$29,134	1.73%	1.25%	to	3.30%	9.24%	to	11.50%
2009	2,897	$9.24	to	$10.13	$27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
2008	2,803	$7.21	to	$7.76	$20,841	1.56%	1.25%	to	3.15%	-40.84%	to	-39.70%
2007	1,990	$12.36	to	$12.86	$24,767	0.51%	1.25%	to	3.05%	2.34%	to	4.43%
2006	1,430	$12.01	to	$12.27	$17,222	0.07%	1.49%	to	2.75%	9.17%	to	10.55%
AZL Fusion Moderate Fund
2010	8,904	$10.38	to	$11.66	$100,164	1.91%	1.25%	to	3.30%	8.12%	to	10.36%
2009	4,053	$9.60	to	$10.56	$40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
2008	2,248	$7.72	to	$8.26	$17,811	2.38%	1.25%	to	3.15%	-35.01%	to	-33.76%
2007	1,748	$11.96	to	$12.45	$21,158	1.04%	1.25%	to	3.05%	3.10%	to	5.21%
2006	1,268	$11.54	to	$11.75	$14,699	0.23%	1.49%	to	2.75%	7.72%	to	9.08%
AZL Gateway Fund
20108	80	$10.31	to	$10.33	$823	7.35%	1.40%	to	3.30%	2.35%	to	2.91%
AZL Growth Index Strategy Fund
2010	3,197	$11.04	to	$11.28	$35,866	0.00%	1.25%	to	3.30%	9.74%	to	12.01%
20096	734	$10.03	to	$10.07	$7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL International Index Fund
2010	502	$10.11	to	$10.33	$5,112	0.83%	1.25%	to	3.30%	3.64%	to	5.79%
20096	212	$9.73	to	$9.76	$2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco International Equity Fund
2010	829	$14.33	to	$17.03	$12,859	0.47%	1.25%	to	3.30%	8.87%	to	11.12%
2009	854	$13.09	to	$15.33	$12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
2008	334	$10.18	to	$11.55	$3,592	0.51%	1.25%	to	3.15%	-43.33%	to	-42.24%
2007	272	$18.37	to	$20.00	$5,106	0.54%	1.25%	to	3.05%	10.92%	to	14.04%
2006	402	$16.47	to	$17.47	$6,720	0.24%	1.49%	to	2.75%	23.61%	to	25.17%
AZL JPMorgan U.S. Equity Fund
2010	687	$10.19	to	$11.61	$7,414	0.59%	1.25%	to	3.30%	9.30%	to	11.56%
2009	699	$9.30	to	$10.40	$6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
2008	430	$7.33	to	$7.88	$3,215	1.02%	1.25%	to	3.15%	-40.59%	to	-39.44%
2007	388	$12.31	to	$13.01	$4,840	0.54%	1.25%	to	3.05%	0.44%	to	2.65%
2006	420	$12.20	to	$12.61	$5,154	0.56%	1.49%	to	2.75%	11.49%	to	12.90%
AZL MFS Investors Trust Fund
2010	646	$13.01	to	$14.51	$8,839	0.14%	1.25%	to	3.30%	7.41%	to	9.63%
2009	904	$12.08	to	$13.24	$11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
2008	537	$8.25	to	$8.83	$4,552	0.12%	1.25%	to	3.15%	-41.97%	to	-40.85%
2007	257	$14.34	to	$14.93	$3,716	0.19%	1.25%	to	3.05%	7.15%	to	9.35%
2006	201	$13.32	to	$13.60	$2,684	0.00%	1.49%	to	2.75%	9.73%	to	11.12%
AZL Mid Cap Index Fund
20108	10	$11.60	to	$11.63	$121	0.00%	1.40%	to	3.15%	15.36%	to	15.95%
AZL Money Market Fund
2010	4,932	$8.70	to	$11.12	$50,062	0.01%	1.25%	to	3.30%	-3.24%	to	-1.23%
2009	4,283	$9.00	to	$11.26	$43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
2008	5,375	$9.46	to	$11.37	$54,199	2.35%	1.25%	to	3.15%	-0.74%	to	1.17%
2007	1,968	$9.73	to	$11.24	$19,915	4.70%	1.25%	to	3.05%	1.64%	to	3.49%
2006	1,683	$9.54	to	$10.70	$16,635	4.41%	1.40%	to	2.75%	1.62%	to	2.99%
AZL Morgan Stanley Global Real Estate Fund
2010	397	$8.80	to	$9.62	$3,633	2.48%	1.25%	to	3.30%	16.94%	to	19.36%
2009	664	$7.51	to	$8.06	$5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
2008	259	$5.52	to	$5.82	$1,462	1.80%	1.25%	to	3.15%	-47.52%	to	-46.51%
2007	185	$10.61	to	$10.88	$1,977	0.39%	1.25%	to	3.05%	-11.63%	to	-9.82%
20061	283	$11.94	to	$12.04	$3,388	2.72%	1.49%	to	2.75%	19.46%	to	20.46%
AZL Morgan Stanley International Equity Fund
2010	811	$15.43	to	$17.95	$13,331	0.46%	1.25%	to	3.30%	2.51%	to	4.63%
2009	821	$15.02	to	$17.16	$13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
2008	386	$12.63	to	$13.75	$4,973	2.03%	1.25%	to	3.15%	-30.79%	to	-29.45%
2007	378	$18.18	to	$19.50	$6,967	0.00%	1.25%	to	3.05%	6.27%	to	8.93%
2006	318	$17.01	to	$17.82	$5,452	1.59%	1.49%	to	2.75%	17.97%	to	19.47%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Mid Cap Growth Fund
2010	1,131	$13.96	to	$16.94	$17,409	0.00%	1.25%	to	3.30%	28.20%	to	30.85%
2009	1,016	$10.86	to	$12.95	$12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
2008	761	$7.19	to	$8.32	$5,843	0.31%	1.25%	to	3.15%	-50.12%	to	-49.16%
2007	1,158	$14.80	to	$16.36	$17,475	0.01%	1.25%	to	3.05%	18.24%	to	21.93%
2006	325	$12.45	to	$13.44	$4,145	0.00%	1.40%	to	2.75%	6.25%	to	7.69%
AZL S&P 500 Index Fund
2010	1,793	$7.98	to	$8.56	$14,825	1.43%	1.25%	to	3.30%	10.85%	to	13.16%
2009	1,845	$7.14	to	$7.57	$13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%
2008	866	$5.91	to	$6.10	$5,205	0.00%	1.25%	to	3.15%	-39.56%	to	-38.33%
20072	72	$9.79	to	$9.90	$704	4.97%	1.25%	to	3.05%	-2.38%	to	-1.03%
AZL Schroder Emerging Markets Equity Fund CL 1
2010	184	$12.21	to	$12.25	$2,255	0.79%	1.40%	to	1.49%	10.94%	to	11.04%
2009	204	$11.01	to	$11.03	$2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
2008	220	$6.48	to	$6.49	$1,424	0.00%	1.40%	to	1.49%	-52.53%	to	-52.49%
20072	2	$13.65	to	$13.65	$23	0.00%	1.40%	to	1.49%	20.98%	to	21.05%
AZL Schroder Emerging Markets Equity Fund CL 2
2010	1,222	$11.05	to	$12.07	$13,963	0.58%	1.25%	to	3.30%	8.75%	to	11.01%
2009	1,365	$10.08	to	$10.87	$14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
2008	852	$6.11	to	$6.41	$5,296	0.15%	1.25%	to	3.15%	-53.38%	to	-52.49%
2007	1,042	$13.15	to	$13.49	$13,766	0.02%	1.25%	to	3.05%	26.10%	to	28.69%
20061	373	$10.38	to	$10.47	$3,880	0.30%	1.49%	to	2.75%	3.79%	to	4.67%
AZL Small Cap Stock Index Fund
2010	611	$9.13	to	$9.73	$5,727	0.61%	1.25%	to	3.30%	21.42%	to	23.93%
2009	688	$7.43	to	$7.85	$5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
2008	499	$6.19	to	$6.37	$3,120	1.09%	1.25%	to	3.15%	-33.09%	to	-31.80%
20072	50	$9.25	to	$9.34	$463	1.54%	1.25%	to	3.05%	-7.84%	to	-6.61%
AZL Turner Quantitative Small Cap Growth Fund
2010	206	$10.62	to	$11.84	$2,310	0.00%	1.25%	to	3.30%	24.65%	to	27.23%
2009	182	$8.50	to	$9.31	$1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
2008	129	$6.70	to	$7.17	$888	0.00%	1.25%	to	3.15%	-45.11%	to	-44.06%
2007	77	$12.32	to	$12.82	$952	0.00%	1.25%	to	3.05%	2.64%	to	4.75%
2006	69	$11.94	to	$12.19	$824	0.00%	1.49%	to	2.75%	8.30%	to	9.67%
AZL Van Kampen Equity and Income Fund
2010	1,302	$11.32	to	$12.98	$16,170	1.40%	1.25%	to	3.30%	8.11%	to	10.35%
2009	745	$10.47	to	$11.76	$8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%
2008	256	$8.82	to	$9.69	$2,372	2.72%	1.25%	to	3.15%	-26.29%	to	-24.87%
2007	143	$12.21	to	$12.90	$1,776	1.45%	1.25%	to	3.05%	-0.27%	to	1.92%
2006	137	$12.18	to	$12.60	$1,689	1.02%	1.49%	to	2.75%	9.48%	to	10.86%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

At December 31			For the years ended December 31
Units Outstanding ****	Unit Fair Value lowest to highest	Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**	Total Return lowest to highest***
AZL Van Kampen Growth and Income Fund
2010	394	$10.69	to	$12.97	$4,630	0.87%	1.25%	to	3.30%	8.72%	to	10.97%
2009	391	$9.81	to	$11.69	$4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
2008	338	$8.18	to	$9.57	$2,990	2.06%	1.25%	to	3.15%	-34.94%	to	-33.69%
2007	328	$13.06	to	$14.29	$4,422	1.07%	1.25%	to	3.05%	-0.68%	to	2.43%
2006	424	$13.08	to	$14.12	$5,701	0.83%	1.40%	to	2.75%	12.76%	to	14.29%
BlackRock Global Allocations V.I. Fund
2010	6,159	$9.71	to	$15.69	$62,440	1.64%	1.25%	to	3.30%	6.20%	to	8.40%
2009	2,330	$9.19	to	$14.75	$21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
20084	351	$7.84	to	$7.93	$2,853	5.61%	1.25%	to	3.15%	-21.88%	to	-20.89%
Davis VA Financial Portfolio
2010	226	$8.64	to	$12.96	$2,237	0.84%	1.25%	to	3.30%	7.49%	to	9.72%
2009	249	$8.01	to	$11.81	$2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
2008	185	$5.84	to	$8.47	$1,206	0.00%	1.25%	to	3.15%	-48.03%	to	-47.03%
2007	161	$11.33	to	$16.00	$1,895	0.97%	1.25%	to	3.05%	-8.88%	to	-7.22%
2006	158	$12.39	to	$16.98	$2,030	0.75%	1.49%	to	2.75%	15.30%	to	16.76%
Davis VA Value Portfolio
2010	26	$9.70	to	$11.95	$278	1.15%	1.49%	to	2.75%	9.71%	to	11.10%
2009	28	$8.84	to	$10.75	$272	0.81%	1.49%	to	2.75%	27.60%	to	29.22%
2008	36	$6.93	to	$8.32	$273	0.74%	1.49%	to	2.75%	-41.95%	to	-41.21%
2007	55	$11.93	to	$14.16	$719	0.70%	1.49%	to	2.75%	1.78%	to	3.08%
2006	108	$11.72	to	$13.73	$1,348	0.77%	1.49%	to	2.75%	11.89%	to	13.30%
Franklin Global Real Estate Securities Fund
2010	134	$31.75	to	$43.92	$5,284	2.95%	1.25%	to	2.75%	17.69%	to	19.55%
2009	145	$26.98	to	$36.73	$4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
2008	164	$23.29	to	$31.20	$4,664	1.30%	1.25%	to	2.75%	-43.96%	to	-43.03%
2007	203	$41.56	to	$54.76	$10,219	2.44%	1.25%	to	2.75%	-23.02%	to	-21.76%
2006	265	$53.99	to	$69.99	$17,030	2.11%	1.40%	to	2.75%	17.32%	to	19.20%
Franklin Growth and Income Securities Fund
2010	545	$25.05	to	$34.60	$18,356	3.77%	1.25%	to	2.75%	13.51%	to	15.31%
2009	591	$22.06	to	$30.00	$17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
2008	672	$17.92	to	$23.99	$15,825	3.48%	1.25%	to	2.75%	-36.91%	to	-35.86%
2007	809	$28.40	to	$37.40	$29,733	2.39%	1.25%	to	2.75%	-6.33%	to	-4.81%
2006	948	$30.32	to	$39.29	$36,601	2.57%	1.40%	to	2.75%	13.60%	to	15.43%
Franklin High Income Securities Fund
2010	598	$19.84	to	$31.15	$16,429	6.47%	1.25%	to	3.30%	9.58%	to	12.13%
2009	492	$18.06	to	$27.85	$12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
2008	340	$14.51	to	$19.76	$6,062	10.72%	1.25%	to	3.15%	-25.76%	to	-24.24%
2007	398	$19.70	to	$26.12	$9,555	6.97%	1.25%	to	3.05%	0.09%	to	1.58%
2006	478	$19.72	to	$25.54	$11,308	6.14%	1.40%	to	2.75%	6.41%	to	7.96%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Large Cap Growth Securities Fund
2010	318	$15.72	to	$19.74	$5,905	0.98%	1.25%	to	2.75%	8.56%	to	10.29%
2009	343	$14.48	to	$17.90	$5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
2008	387	$11.47	to	$13.96	$5,145	1.48%	1.25%	to	2.75%	-36.31%	to	-35.30%
2007	469	$18.01	to	$21.58	$9,665	0.87%	1.25%	to	2.75%	3.33%	to	5.04%
2006	576	$17.43	to	$20.54	$11,306	0.86%	1.40%	to	2.75%	7.90%	to	9.63%
Franklin Income Securities Fund
2010	978	$32.89	to	$51.64	$44,313	6.73%	1.25%	to	3.30%	9.01%	to	11.30%
2009	1,034	$30.09	to	$46.41	$42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
2008	1,039	$22.88	to	$34.66	$32,473	5.39%	1.25%	to	3.15%	-31.84%	to	-30.39%
2007	983	$37.63	to	$49.89	$45,280	3.56%	1.25%	to	3.05%	0.93%	to	2.56%
2006	1,008	$37.29	to	$48.33	$45,754	3.63%	1.40%	to	2.75%	15.04%	to	16.83%
Franklin Rising Dividends Securities Fund
2010	557	$28.43	to	$37.72	$19,675	1.74%	1.25%	to	2.75%	17.37%	to	19.26%
2009	617	$24.22	to	$31.63	$18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
2008	710	$21.22	to	$27.26	$18,443	2.00%	1.25%	to	2.75%	-29.08%	to	-27.96%
2007	855	$29.92	to	$37.84	$30,953	2.47%	1.25%	to	2.75%	-5.34%	to	-3.78%
2006	992	$31.61	to	$39.32	$37,380	1.20%	1.40%	to	2.75%	13.95%	to	15.80%
Franklin Small Cap Value Securities Fund
2010	118	$16.21	to	$19.82	$2,095	0.80%	1.40%	to	2.75%	24.74%	to	26.70%
2009	129	$12.99	to	$15.64	$1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%
2008	150	$10.34	to	$12.25	$1,693	1.24%	1.40%	to	2.75%	-34.84%	to	-33.81%
2007	181	$15.87	to	$18.50	$3,114	0.76%	1.40%	to	2.75%	-5.04%	to	-3.50%
2006	228	$16.71	to	$19.17	$4,125	0.74%	1.40%	to	2.75%	13.82%	to	15.68%
Franklin Small-Mid Cap Growth Securities Fund
2010	201	$20.85	to	$26.27	$5,065	0.00%	1.25%	to	2.75%	24.16%	to	26.16%
2009	211	$16.79	to	$20.83	$4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
2008	239	$12.02	to	$14.67	$3,420	0.00%	1.25%	to	2.75%	-44.06%	to	-43.15%
2007	292	$21.49	to	$25.81	$7,335	0.00%	1.25%	to	2.75%	8.21%	to	9.95%
2006	365	$19.86	to	$23.47	$8,316	0.00%	1.40%	to	2.75%	5.75%	to	7.44%
Franklin Templeton VIP Founding Funds Allocation Fund
2010	1,646	$7.70	to	$8.21	$12,994	2.49%	1.25%	to	3.30%	6.67%	to	8.88%
2009	1,399	$7.20	to	$7.54	$10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
2008	1,214	$5.70	to	$5.86	$7,016	4.03%	1.25%	to	3.15%	-37.86%	to	-36.67%
20073	156	$9.18	to	$9.25	$1,434	0.00%	1.25%	to	3.05%	-8.36%	to	-7.47%
Franklin U.S. Government Fund
2010	1,172	$20.01	to	$30.32	$31,959	3.33%	1.25%	to	3.30%	1.87%	to	4.09%
2009	1,032	$18.96	to	$29.16	$27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
2008	946	$19.53	to	$28.64	$25,009	4.87%	1.25%	to	3.15%	4.24%	to	6.41%
2007	898	$20.29	to	$26.96	$22,936	4.79%	1.25%	to	3.05%	3.16%	to	10.40%
2006	1,058	$19.56	to	$25.37	$25,641	4.47%	1.40%	to	2.75%	1.20%	to	2.86%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco V.I. Capital Appreciation Fund
2010	29	$6.43	to	$7.07	$203	0.52%	1.40%	to	1.49%	13.78%	to	13.88%
2009	33	$5.65	to	$6.21	$200	0.54%	1.40%	to	1.49%	19.29%	to	19.40%
2008	39	$4.74	to	$5.20	$201	0.00%	1.40%	to	1.49%	-43.35%	to	-43.29%
2007	48	$8.37	to	$9.17	$432	0.00%	1.40%	to	1.49%	10.35%	to	10.45%
2006	57	$7.58	to	$8.30	$469	0.00%	1.49%	to	1.49%	4.73%	to	4.73%
Invesco V.I. Core Equity Fund
2010	5	$10.87	to	$10.87	$55	1.75%	1.49%	to	1.49%	7.93%	to	7.93%
2009	6	$10.07	to	$10.07	$58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%
2008	8	$7.97	to	$7.97	$63	2.46%	1.49%	to	1.49%	-31.18%	to	-31.18%
2007	8	$11.57	to	$11.57	$98	0.75%	1.49%	to	1.49%	6.51%	to	6.51%
2006	12	$10.87	to	$10.87	$136	2.00%	1.49%	to	1.49%	8.22%	to	8.22%
Invesco Van Kampen LIT Capital Growth Portfolio
2010	-	$8.52	to	$8.52	$4	0.00%	1.40%	to	1.49%	17.80%	to	17.90%
2009	-	$7.23	to	$7.23	$4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
2008	-	$4.43	to	$4.43	$2	0.00%	1.40%	to	1.49%	-49.87%	to	-49.82%
2007	1	$8.84	to	$8.84	$5	0.00%	1.40%	to	1.49%	14.91%	to	15.01%
2006	1	$7.69	to	$7.73	$9	0.00%	1.40%	to	1.49%	1.11%	to	1.20%
Jennison Portfolio
20107	30	$10.36	to	$10.45	$313	0.00%	1.25%	to	2.75%	5.71%	to	6.78%
JPMIT International Equity Fund
2010	-	-	to	-	-	0.00%	1.49%	to	1.49%	5.57%	to	5.57%
20095	1	$13.92	to	$13.92	$10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust U.S. Equity Portfolio
2010	1	$15.43	to	$15.43	$13	0.00%	1.49%	to	1.49%	11.90%	to	11.90%
20095	1	$13.79	to	$13.79	$12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Mutual Global Discovery Securities Fund
2010	884	$21.65	to	$29.03	$23,120	1.34%	1.25%	to	3.30%	8.32%	to	10.68%
2009	876	$19.93	to	$26.23	$20,857	1.25%	1.25%	to	3.30%	19.31%	to	21.91%
2008	811	$16.67	to	$21.51	$16,038	2.39%	1.25%	to	3.15%	-30.68%	to	-29.29%
2007	732	$25.68	to	$30.42	$20,783	1.57%	1.25%	to	3.05%	8.23%	to	13.23%
2006	676	$23.61	to	$27.51	$17,577	1.12%	1.40%	to	2.75%	19.73%	to	21.61%
Mutual Shares Securities Fund
2010	1,194	$15.64	to	$21.00	$22,333	1.61%	1.25%	to	3.30%	7.58%	to	9.92%
2009	1,286	$14.50	to	$19.10	$22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
2008	1,344	$11.86	to	$15.33	$18,799	3.10%	1.25%	to	3.15%	-39.06%	to	-37.81%
2007	1,224	$20.79	to	$24.65	$27,956	1.55%	1.25%	to	3.05%	0.13%	to	4.75%
2006	1,165	$20.65	to	$24.10	$26,308	1.37%	1.40%	to	2.75%	15.18%	to	17.02%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Global Securities Fund/VA
2010	83	$12.30	to	$14.46	$1,080	1.49%	1.49%	to	2.75%	12.82%	to	14.25%
2009	104	$10.90	to	$12.66	$1,202	2.19%	1.49%	to	2.75%	35.98%	to	37.70%
2008	112	$8.02	to	$9.19	$953	1.60%	1.49%	to	2.75%	-41.81%	to	-41.07%
2007	150	$13.78	to	$15.60	$2,160	1.49%	1.49%	to	2.75%	3.42%	to	4.74%
2006	210	$13.32	to	$14.89	$2,918	1.02%	1.49%	to	2.75%	14.51%	to	15.96%
Oppenheimer High Income Fund/VA
2010	141	$3.31	to	$3.78	$502	3.97%	1.25%	to	2.75%	11.70%	to	13.39%
2009	152	$2.96	to	$3.35	$482	0.00%	1.25%	to	2.75%	21.92%	to	23.76%
2008	156	$2.43	to	$2.71	$402	7.09%	1.25%	to	2.75%	-79.25%	to	-78.94%
2007	53	$11.71	to	$12.90	$663	8.16%	1.25%	to	2.75%	-2.83%	to	-1.35%
2006	90	$12.05	to	$13.11	$1,141	7.80%	1.49%	to	2.75%	6.46%	to	7.81%
Oppenheimer Main Street Fund/VA
2010	157	$8.84	to	$9.86	$1,462	1.14%	1.49%	to	2.75%	12.96%	to	14.39%
2009	176	$7.83	to	$8.64	$1,436	1.87%	1.49%	to	2.75%	24.81%	to	26.39%
2008	196	$6.27	to	$6.84	$1,280	1.52%	1.49%	to	2.75%	-40.14%	to	-39.38%
2007	213	$10.48	to	$11.31	$2,309	1.07%	1.49%	to	2.75%	1.58%	to	2.87%
2006	291	$10.31	to	$11.01	$3,095	1.16%	1.49%	to	2.75%	11.91%	to	13.33%
PIMCO EqS Pathfinder Portfolio
20109	5	$10.25	to	$10.28	$53	0.00%	1.25%	to	3.15%	1.73%	to	2.12%
PIMCO VIT All Asset Portfolio
2010	1,080	$12.66	to	$15.13	$15,279	8.18%	1.25%	to	3.30%	9.42%	to	11.69%
2009	470	$11.67	to	$13.58	$5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
2008	254	$10.04	to	$11.34	$2,737	6.74%	1.25%	to	3.15%	-18.46%	to	-16.89%
2007	166	$12.83	to	$13.67	$2,193	7.39%	1.25%	to	3.05%	5.06%	to	6.97%
2006	176	$12.39	to	$12.81	$2,200	5.13%	1.49%	to	2.75%	1.83%	to	3.12%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2010	884	$11.08	to	$12.28	$10,195	14.43%	1.25%	to	3.30%	20.48%	to	22.98%
2009	862	$9.18	to	$9.98	$8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
2008	426	$6.69	to	$7.14	$2,930	4.84%	1.25%	to	3.15%	-45.54%	to	-44.49%
2007	172	$12.36	to	$12.87	$2,146	4.84%	1.25%	to	3.05%	19.52%	to	21.70%
2006	143	$10.31	to	$10.53	$1,479	4.70%	1.49%	to	2.75%	-5.72%	to	-4.53%
PIMCO VIT Emerging Markets Bond Portfolio
2010	1,330	$13.23	to	$14.86	$19,004	4.78%	1.25%	to	3.30%	8.53%	to	10.78%
2009	396	$12.19	to	$13.42	$5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
2008	144	$9.83	to	$10.40	$1,445	6.54%	1.25%	to	3.15%	-17.25%	to	-15.66%
2007	103	$11.85	to	$12.34	$1,235	5.76%	1.25%	to	3.05%	2.63%	to	4.50%
2006	70	$11.51	to	$11.76	$816	5.25%	1.49%	to	2.75%	6.32%	to	7.66%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2010	487	$11.63	to	$13.06	$6,088	2.70%	1.25%	to	3.30%	8.03%	to	10.27%
2009	240	$10.84	to	$11.85	$2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
2008	171	$9.66	to	$10.26	$1,686	3.33%	1.25%	to	3.15%	-3.93%	to	-2.08%
2007	99	$10.07	to	$10.48	$1,005	3.39%	1.25%	to	3.05%	6.43%	to	8.38%
2006	44	$9.43	to	$9.61	$420	3.46%	1.49%	to	2.75%	1.82%	to	3.11%
PIMCO VIT Global Multi-Asset Portfolio
2010	1,238	$10.80	to	$10.99	$13,567	4.91%	1.40%	to	3.30%	7.74%	to	9.81%
20096	79	$9.98	to	$10.01	$795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2010	761	$13.92	to	$16.85	$11,969	7.26%	1.25%	to	3.30%	10.79%	to	13.08%
2009	668	$12.43	to	$14.93	$9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
2008	254	$9.44	to	$10.78	$2,528	7.88%	1.25%	to	3.15%	-25.92%	to	-24.49%
2007	239	$12.85	to	$14.14	$3,190	7.00%	1.25%	to	3.05%	0.39%	to	2.22%
2006	276	$12.76	to	$13.86	$3,630	6.93%	1.40%	to	2.75%	6.15%	to	7.59%
PIMCO VIT Real Return Portfolio
2010	1,488	$12.29	to	$14.22	$19,926	1.42%	1.25%	to	3.30%	4.60%	to	6.77%
2009	921	$11.73	to	$13.32	$11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
2008	685	$10.33	to	$11.39	$7,378	3.51%	1.25%	to	3.15%	-9.94%	to	-8.21%
2007	540	$11.57	to	$12.30	$6,396	4.70%	1.25%	to	3.05%	7.33%	to	9.29%
2006	621	$10.75	to	$11.26	$6,778	4.26%	1.49%	to	2.75%	-2.01%	to	-0.77%
PIMCO VIT Total Return Portfolio
2010	2,893	$14.01	to	$18.57	$49,034	2.41%	1.25%	to	3.30%	4.61%	to	6.77%
2009	1,791	$13.40	to	$17.42	$27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
2008	925	$12.53	to	$15.49	$12,759	4.44%	1.25%	to	3.15%	1.54%	to	3.50%
2007	682	$12.44	to	$14.75	$9,028	4.82%	1.25%	to	3.05%	5.48%	to	7.40%
2006	716	$11.76	to	$13.52	$8,883	4.44%	1.40%	to	2.75%	1.04%	to	2.41%
Seligman Global Technology Portfolio
2010	1	$8.23	to	$8.23	$8	0.00%	1.49%	to	1.49%	13.81%	to	13.81%
2009	1	$7.23	to	$7.23	$7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
2008	1	$4.52	to	$4.52	$5	0.00%	1.49%	to	1.49%	-41.14%	to	-41.14%
2007	1	$7.68	to	$7.68	$8	0.00%	1.49%	to	1.49%	13.73%	to	13.73%
2006	1	$6.75	to	$6.75	$9	0.00%	1.49%	to	1.49%	16.18%	to	16.18%
Seligman Small-Cap Value Portfolio
2010	37	$18.08	to	$28.27	$740	0.00%	1.49%	to	2.75%	25.17%	to	26.76%
2009	41	$14.45	to	$22.30	$655	0.00%	1.49%	to	2.75%	31.79%	to	33.46%
2008	49	$10.96	to	$16.71	$589	0.00%	1.49%	to	2.75%	-41.18%	to	-40.43%
2007	79	$18.64	to	$28.05	$1,579	0.00%	1.49%	to	2.75%	1.30%	to	2.59%
2006	100	$18.40	to	$27.35	$1,964	0.00%	1.49%	to	2.75%	17.97%	to	19.46%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
SP International Growth Portfolio
2010	33	$6.56	to	$7.51	$236	0.95%	1.25%	to	2.75%	10.72%	to	12.40%
2009	33	$5.92	to	$6.69	$212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
2008	46	$4.46	to	$4.97	$218	1.55%	1.25%	to	2.75%	-51.83%	to	-51.10%
2007	55	$9.26	to	$10.19	$529	0.43%	1.25%	to	2.75%	15.88%	to	17.64%
2006	49	$7.99	to	$8.67	$408	1.54%	1.40%	to	2.75%	16.92%	to	18.51%
Templeton Foreign Securities Fund
2010	489	$21.18	to	$28.22	$13,117	2.04%	1.25%	to	2.75%	5.47%	to	7.16%
2009	531	$20.08	to	$26.34	$13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
2008	590	$15.06	to	$19.45	$11,026	2.59%	1.25%	to	2.75%	-42.00%	to	-41.07%
2007	678	$25.97	to	$33.00	$21,594	2.14%	1.25%	to	2.75%	12.31%	to	14.17%
2006	777	$23.12	to	$28.90	$21,679	1.38%	1.40%	to	2.75%	18.16%	to	20.01%
Templeton Global Bond Securities Fund
2010	512	$29.51	to	$46.46	$20,998	1.40%	1.25%	to	3.30%	10.73%	to	13.11%
2009	318	$26.61	to	$41.08	$11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
2008	209	$23.11	to	$35.01	$6,613	4.97%	1.25%	to	3.15%	2.90%	to	4.98%
2007	140	$25.30	to	$33.35	$4,446	2.76%	1.25%	to	3.05%	7.48%	to	15.16%
2006	115	$29.91	to	$30.40	$3,501	3.17%	1.40%	to	1.49%	11.11%	to	11.57%
Templeton Growth Securities Fund
2010	848	$16.73	to	$23.68	$17,576	1.52%	1.25%	to	3.30%	3.91%	to	6.24%
2009	778	$16.07	to	$22.29	$15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%
2008	861	$12.63	to	$17.21	$13,480	1.89%	1.25%	to	3.15%	-44.12%	to	-42.94%
2007	812	$24.54	to	$30.17	$22,689	1.44%	1.25%	to	3.05%	-0.96%	to	4.43%
2006	787	$24.64	to	$29.84	$21,966	1.40%	1.40%	to	2.75%	18.51%	to	20.51%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the variable account, consisting of M&E and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are set at 1.40% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts.  Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2010, 2009, 2008, 2007 and 2006 are $946, $903, $795,  $1,315 and $1,487 respectively.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2010

1.	Period from May 2, 2006 (fund commencement) to December 31, 2006
2.	Period from May 1, 2007 (fund commencement) to December 31, 2007
3.	Period from September 21, 2007 (fund commencement) to December 31, 2007
4.	Period from May 2, 2008 (fund commencement) to December 31, 2008
5.	Period from April 23, 2009 (fund commencement) to December 31, 2009
6.	Period from October 23, 2009 (fund commencement) to December 31, 2009
7.	Period from April 30, 2010 (fund commencement) to December 31, 2010
8.	Period from September 17, 2010 (fund commencement) to December 31, 2010
9.	Period from October 15, 2010 (fund commencement) to December 31, 2010

7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2010 that requires adjustment to the financial statements.